THE

CANANDAIGUA NATIONAL BANK AND TRUST COMPANY

EMPLOYEE STOCK OWNERSHIP PLAN

Amendment and Restatement effective January 1, 2008

1

THE

CANANDAIGUA NATIONAL BANK

AND TRUST COMPANY

EMPLOYEE STOCK OWNERSHIP PLAN

Restatement as of January 1, 2008

TABLE OF CONTENTS

Page

INTRODUCTION	1

ARTICLE I – DEFINITIONS	2

1.1	Definition of Certain Terms	2
1.2	Account	2
1.3	Account Balance	2
1.4	Affiliate	3
1.5	Allocation Date	3
1.6	Annual Earnings	3
1.7	Authorized Absence	4
1.8	Bank	4
1.9	Beneficiary	5
1.10	Board of Directors	5
1.11	Break in Service	5
1.12	Code	5
1.13	Committee	5
1.14	Contribution	5
1.15	Corporation	5
1.16	Disqualified Person	5
1.17	Eligible Employee	6
1.18	Employee	6
1.19	Employer	6
1.20	ERISA	6
1.21	Exempt Loan	6
1.22	Exempt Loan Stock	6
1.23	Fair Market Value	6
1.24	Forfeiture	6
1.25	Highly Compensated Employee	7
1.26	Hour of Service	7
1.27	Leased Employee	9
1.28	Loan Suspense Account	9
1.29	Nonstock Account	9
1.30	Normal Retirement Age	9
1.31	Participant	9
1.32	Plan	9
1.33	Plan Year	9
1.34	Qualified Domestic Relations Order or QDRO	9
1.35	Stock	9
1.36	Stock Account	9
1.37	Trust Agreement	10
1.38	Trust Fund or Trust	10
1.39	Trustee	10
1.40	Valuation Date	10
1.41	Year of Vesting Service	10

ARTICLE II - PARTICIPATION	10

2.1	Commencement of Participation	10
2.2	Participation Upon Reemployment	10
2.3	Cessation Of Participation	11
2.4	Information to be Furnished	11
2.5	Military Service	11

ARTICLE III - CONTRIBUTIONS	11

3.1	Contributions	11
3.2	Participant Contributions	12
3.3	Rollover Contributions	12
3.4	Allocation of Contributions	12

i

ARTICLE IV - EXEMPT LOANS	13

4.1	Exempt Loans	13
4.2	Requirements for Exempt Loans	13
4.3	Allocation of Exempt Loan Stock	14

ARTICLE V - PARTICIPANT ACCOUNTS	16

5.1	Participant Accounts	16
5.2	Allocation of Trust Income or Loss	17
5.3	Communication of Account Balances	17

ARTICLE VI - RIGHTS TO BENEFITS	17

6.1	Vesting and Forfeiture	17
6.2	Events Causing Account Balance to Become Distributable	18
6.3	Designation of Beneficiary	19
6.4	Qualified Domestic Relations Orders	20

ARTICLE VII - DISTRIBUTION OF BENEFITS	21

7.1	Time of Distribution	21
7.2	Form of Distribution	23
7.3	Valuation for Distribution	23
7.4	Eligible Rollover Distributions	23
7.5	Application for Benefits	25
7.6	Payment to Infants and Incompetent Persons	25
7.7	Notice to Trustee	25
7.8	Claims Procedures	25
7.9	Required Minimum Distributions	25

ARTICLE VII-A – MINIMUM DISTRIBUTION REQUIREMENTS	26

7-A.1	General Rules	26
7-A.2	Time and Manner of Distribution	26
7-A.3	Required Minimum Distribution During Participant’s Lifetime	27
7-A.4	Required Minimum Distribution After Participant’s Death	28
7-A.5	Definitions	29
ARTICLE VIII - ADDITIONAL RULES CONCERNING STOCK	30

8.1	Distributed Stock Subject to Put Option	30
8.2	Limitation on Allocations of Certain Stock	31
8.3	Dividends on Stock	32
8.4	Diversification of Investment of Stock Account	32
8.5	Voting Rights	34
8.6	Restrictions on Stock	35

ARTICLE IX - TRUST FUND	35

9.1	Establishment of Trust	35
9.2	Exclusive Benefit of Trust	36
9.3	Investment Managers	37

ARTICLE X - OPERATION AND ADMINISTRATION	38

10.1	Division of Authority and Responsibility	38
10.2	Committee	38
10.3	Authority of Committee	39
10.4	Allocation and Delegation of Responsibilities	40
10.5	Multiple Fiduciary Capacities	40
10.6	Employment of Advisers	40
10.7	Records and Reports	40
10.8	Protection of Committee and Others	41
10.9	Administration Expenses	41
10.10	Bonding	41

ARTICLE XI- AMENDMENT AND TERMINATION	41

11.1	Amendment	41
11.2	Limitations on Amendment	41
11.3	Termination of Plan	42

ARTICLE XII- PARTICIPATION BY AFFILIATES	42

12.1	Participation by Affiliates	42
12.2	Termination of Participation	42
12.3	Asset or Stock Acquisitions, Mergers and Similar Transactions	43

ARTICLE XIII- LIMITATION ON ANNUAL ADDITIONS	43

13.1	Summary	43
13.2	Definitions and Rules of Interpretation	43
13.3	Limitation on Annual Additions	46
13.4	Participation in a Defined Benefit Plan	46
13.5	Adjustment to Reduce Annual Addition	48
13.6	Incorporation of Code Section 415	48

ARTICLE XIV - TOP-HEAVY PROVISIONS	49

14.1	Purpose of Article	49
14.2	Definitions	49
14.3	Top-Heavy Plan	51
14.4	Top-Heavy Ratio	51
14.5	Application of Top-Heavy Rules	53
14.6	Minimum Vesting	53
14.7	Minimum Benefits	53

ARTICLE XV - MISCELLANEOUS	54

15.1	Plan Not a Contract of Employment	54
15.2	Benefits Payable Only from Plan Assets	54
15.3	Provisions of Plan Binding on All Persons	54
15.4	Non-Alienation of Benefits	55
15.5	Limitations on Merger, Consolidation, etc.	55
15.6	Construction	55
15.7	Headings	55
15.8	Governing Law	55

ii

THE

CANANDAIGUA NATIONAL BANK

AND TRUST COMPANY

EMPLOYEE STOCK OWNERSHIP PLAN

Amendment and Restatement effective January 1, 2008

INTRODUCTION

Effective January 1, 1988, Canandaigua National Corporation established a stock bonus plan that qualifies as an employee stock ownership plan (within the meaning of ERISA and the Code, as such terms are hereinafter defined) for the employees of its wholly owned subsidiary, The Canandaigua National Bank and Trust Company, a national banking association, which Plan is designed to invest primarily in common stock of the Corporation.

Effective January 1, 1989, the Plan was amended and restated the Plan to comply with the requirements of the Tax Reform Act of 1986 and related laws and regulations.

Effective January 1, 2001, the Plan was amended and restated the  Plan to comply with the Uniformed Services Employment and Reemployment Rights Act of 1994, P.L. 103-353; the Uruguay Round Agreements Act, P.L. 103-465; the Small Business Job Protection Act of 1996, P.L. 104-188; the Taxpayer Relief Act of 1997, P.C. 105-34; the Internal Revenue Service Restructuring and Reform Act of 1998, P.L. 105-206; and the Community Renewal Tax Relief Act of 2000, P.L. 106-554 (commonly known as the “GUST” amendments).

The Plan was amended to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), with certain provisions effective for Limitation Years beginning after December 31, 2001, and other provisions effective for Plan Years beginning after, and distributions made after, December 31, 2001.

The Plan was amended to comply with the new mandatory distribution rules under Section 401(a)(31) of the Internal Revenue Code of 1986, as amended by  EGTRRA effective March 28, 2005, and the final minimum distribution requirement regulations issued under Section 409(a)  of the Internal Revenue Code of 1986, effective January  1, 2003.

The Plan was amended to allow certain Participants  (other than 5 percent owners) who cease being an Employee after attaining Normal Retirement Age, or after attaining age 60 and completing 5 Years of Vesting Service, to defer distribution of their Account Balances until April 1 following he calendar year they attain age 70 ½;

The Plan was amended, effective January 1, 2007, to comply with the vesting requirements of Section 411(a) of the Internal Revenue Code of 1986, as amended by the Pension Protection Act of 2006.

The Plan was amended and restated the Plan, effective January 1, 2007, to change the definition of “Annual Earnings,” and incorporate all of the changes made by amendments adopted since the last amendment and restatement.

The Plan was amended, effective January 1, 2007, to reflect a change required by the Pension Protection Act of 2006 to the time period during which participants must be given notice of their rights not to consent to a distribution of their benefit before normal retirement age and to elect a direct rollover of any eligible rollover distribution.

The Plan was amended, effective October 1, 2007, to allow a death beneficiary who was not the spouse of the deceased participant to rollover his or her benefit into an individual retirement account or individual retirement annuity, as permitted by the Pension Protection Act of 2006.

The Plan was amended, effective January 1, 2008, to take into account for vesting purposes Hours of Service completed by an individual for Genesee Valley Trust Company before January 2, 2008 if such individual becomes an Eligible Employee.

The Board of Directors of Canandaigua National Corporation and The Canandaigua National Bank and Trust Company are now amending and restating the Plan, effective January 1, 2008, to incorporate all amendments adopted since the last amendment and restatement.

The Plan is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and an eligible individual account plan within the meaning of Section 407(d)(3) of ERISA.

ARTICLE I

DEFINITIONS

1.1

Definition of Certain Terms.  The words and phrases defined in this Article when used in this Plan shall have the meanings indicated, unless a different meaning is plainly required by the context. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

1.2

“Account” means any account maintained on behalf of a Participant by the Committee in accordance with Article V.

1.3

“Account Balance” means the total amount credited to a Participant’s Accounts as of any date of determination.

1.4

 “Affiliate” means:

(a)

any corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) of which the Bank or the Corporation is also a member;

(b)

any trade or business, whether or not incorporated, that is under common control (as defined in Code Section 4 14(c)) with the Bank or the Corporation;

(c)

any trade or business required to be aggregated with the Bank or the Corporation in accordance with the affiliated service group rules under Code Section 414(m); or

(d)

any other entity required to be aggregated with the Bank or the Corporation pursuant to Treasury Regulations under Code Section 414(o); provided, however, that a corporation or other trade or business shall not be an Affiliate during any period when it was not related to the Bank or the Corporation within the meaning of this Section 1.4.

1.5

“Allocation Date” means the last day of each calendar year.

1.6

“Annual Earnings” means:

(a)

In General.  “Annual Earnings” means all salary or wages actually paid to an Employee during the calendar year by the Bank and each of its Affiliates. As used in this Section 1.6(a), the term “salary or wages” means salary or wages required to be reported on the Employee’s federal income tax withholding statement within the meaning of Treasury Regulation §1.415-2(d)(11)(i).

(1)

Specific Inclusions.  “Annual Earnings” shall include all amounts that would have been paid to the Employee by the Bank and each of its Affiliates during the Plan Year or other period but for any salary reduction agreement and any amounts that are excluded from the gross income of the Employee under Section of 401(k) of the Code or any one of the Code Sections referred to in Treasury Regulation § 1.414(s)-1(c)(4) (concerning elective contributions and deferred compensation arrangements).  For Plan and Limitation Years beginning on and after January 1, 2001, “Annual Earnings” shall include elective amounts not includible in the gross income of an Employee under Code Sections 125, 132(f)(4), 402(e)(3), 402(h), or 403(b).

(2)

Specific Exclusions.  Notwithstanding the above, “Annual Earnings” shall exclude the following items (even if includable in gross income): bonuses; incentive pay and awards; reimbursements or other expense allowances; fringe benefits (cash and noncash); moving expenses; deferred compensation; and welfare benefits.

(b)

Code Section 401(a)(17) Limit.  In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Annual Earnings of each Employee taken into account under the Plan shall not exceed the “Code Section 401(a)(17) Limit.”

(1)

Limit Effective January 1, 1989.  The “Code Section 401(a)(17) Limit” for the Plan Year or any other 12-month period beginning in the 1989 calendar year, or any subsequent calendar year, shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

(2)

Limit Effective January 1, 1994.  The “Code Section 401(a)(17) Limit” for the Plan Year or any other 12-month period beginning in the 1994 calendar year, or any subsequent calendar year, shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).  If a Plan Year or other determination period consists of fewer than 12 months, the “Code Section 401(a)(17) Limit” shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year, or other determination period, and the denominator of which is 12.

(3)

Family Aggregation for Plan Years Beginning Prior to January 1, 1997.  For purposes of limiting an Employee’s Annual Earnings in accordance with this Section 1.6(b), the rules of Code Section 414(q)(6) shall apply for any Plan Year beginning prior to January 1, 1997, except that, in applying such rules, the term “family” shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year.  If, as a result of applying such rules, the “Code Section 401(a)(17) Limit” is exceeded, then the limit shall be prorated among the Employee and his family members in proportion to their annual compensation for such Plan Year or other 12-month period determined prior to applying such rules.

(c)

The decision of the Committee as to the amount of a Participant’s Annual Earnings within the meaning of the foregoing shall be conclusive.

1.7

 “Authorized Absence” means a period of excused absence from the performance of normally scheduled duties with the Employer, not exceeding two years, including any absence authorized by the Employer in accordance with its established leave policy, or a period of absence (which may be in excess of two years) for military service with the United States of America in satisfaction of a legal obligation. A person who fails to return to active service upon the expiration of the period of absence authorized, or in the case of military service, within 90 days after first becoming eligible for discharge or release from active duty (or within such longer period thereafter as may be fixed by law), shall be considered to have terminated his employment upon the commencement of such absence.

1.8

 “Bank” shall mean The Canandaigua National Bank and Trust Company, a national banking association, or any successor thereto.

1.9

 “Beneficiary” means any person who has received, or may become entitled to receive, distribution of a Participant’s Account Balance on account of the death of a Participant, and shall include a trust, estate or legal representative. Beneficiaries are determined under Section 6.3

1.10

“Board of Directors” means the Board of Directors of the Corporation or any committee of the Board to which the Board delegates responsibilities under the Plan, unless from the context it is clear that “Board” or “Board of Directors” refers to the Board of Directors of the Bank.

1.11

 “Break in Service” means:

(a)

In General.  An Employee shall incur a one-year Break in Service for each 12 month computation period in which an Employee is credited with less than 501 Hours of Service. For purposes of determining Years of Eligibility Service, the computation period shall be the 12 consecutive month period following the date on which the Employee first completes an Hour of Service or anniversary thereof, and for purposes of determining Years of Vesting Service, the computation period shall be the calendar year.

(b)

Special Rule for Maternity or Paternity Absence.  Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from service by reason of the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee by reason of adoption, or care for such child immediately following such birth or adoption, shall be credited with up to 501 Hours of Service at the rate such Hours of Service would normally have been credited to the Employee but for such absence. The Hours of Service shall be credited to the Employee in the computation period in which the absence commenced if necessary to avoid a Break in Service in that period or, in any other case, in the immediately following computation period.

1.12

“Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to any Section or Subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such Section or Subsection.

1.13

 “Committee” means the Committee appointed to administer the Plan as provided in Section 10.2.

1.14

“Contribution” means a contribution made by the Employer under the Plan in accordance with Section 3.1.

1.15

 “Corporation” means Canandaigua National Corporation or any successor thereto.

1.16

 “Disqualified Person” means: (i) the Corporation, (ii) the Bank, (iii) an officer, director, 10 percent or more shareholder or Highly Compensated Employee earning 10 percent or more of the total wages of the Corporation or the Bank, (iv) a Trustee or other fiduciary under the Plan, or (v) any other person who is a “disqualified person” within the meaning of Code Section 4975(e)(2).

1.17

“Eligible Employee” means:

(a)

In General.  “Eligible Employee” means any Employee who is employed by an Employer.

(b)

Exclusion Of Certain Employees.  The term “Eligible Employee” shall not include any Employee who is:

(1)

a Leased Employee; or

(2)

a Union Employee who is employed in any bargaining unit covered under a collective bargaining agreement which does not provide for participation by employees of such unit in this Plan.

1.18

 “Employee” means an employee under common law of the Bank or an Affiliate, or a Leased Employee. The term “Employee” includes a person who is on layoff status under a layoff policy maintained by the Bank or Affiliate that employs such person.

1.19

 “Employer” means the Bank and each Affiliate that participates in the Plan in accordance with Article XII.  Any Affiliate that becomes an Employer shall be listed in a schedule attached to and made a part of this Plan document.

1.20

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to any Section or Subsection of ERISA includes references to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such Section or Subsection.

1.21

 “Exempt Loan” means any loan (or other extension of credit) to the Trust that is intended to meet the requirements set forth in Section 4975(d)(3) of the Code and Treasury Regulations thereunder (so as to not constitute a prohibited transaction) and that is used to finance the acquisition of Stock or to refinance a prior Exempt Loan.

1.22

 “Exempt Loan Stock” means Stock acquired by the Trust with the proceeds of an Exempt Loan.

1.23

 “Fair Market Value” means, with respect to a share of Stock, the value determined by the Committee in accordance with Treasury Regulation §54.4975-11(d)(5) and based upon, among other things, an evaluation performed not less frequently than annually by an independent appraiser having expertise in rendering such evaluations as provided in Section 401(a)(28)(c) of the Code.

1.24

 “Forfeiture” means the portion of a nonvested Account Balance that is forfeited in accordance with Section 6.1.

1.25

“Highly Compensated Employee” means:

(a)

The term “Highly Compensated Employee” includes highly compensated active Employees and highly compensated former Employees.

(b)

Effective for years beginning after December 31, 1996, the term “Highly Compensated  Employee” means any Employee who (i) was a 5 percent owner at any time during the year or the preceding year, or (ii) for the preceding year had compensation from the Employer in excess of $80,000 and was in the top-paid group for the preceding year.  The $80,000 amount is adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the base period is the calendar quarter ending September 30, 1996.

(c)

For this Section 1.25, the determination year shall be the Plan Year.  The look-back  year shall be the twelve month period immediately preceding the determination year.

(d)

A highly compensated former Employee is based on the rules applicable to  determining highly compensated employee status as in effect for that determination year, in accordance with Section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

(e)

In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Section 414(q) stated above and treated as having been in effect for years beginning in 1996.

(f)

For Plan and Limitation Years beginning on and after January 1, 2001, compensation paid or made available during such Plan or Limitation Year shall include elective amounts that are not includible in the gross income of an Employee by reason of Code Section 132(f)(4).

1.26

 “Hour of Service” means:

(a)

Period When Duties Are Performed.  Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Bank or an Affiliate during the applicable computation period.

(b)

Period When No Duties Are Performed.  Each hour for which an Employee is paid or entitled to payment, by the Bank or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) lay-off, jury duty, military duty or leave of absence.  For purposes of this Section 1.26, a payment shall be deemed made or due from the Bank or an Affiliate regardless of whether such payment is made by or due from the Bank or Affiliate directly, or indirectly through, among others, a trust, fund or insurer, to which the Bank or Affiliate contributes or pay premiums, and regardless of whether contributions made or due to the trust, fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.  Notwithstanding the foregoing:

(1)

no more than 501 Hours of Service shall be credited under this Section 1.26(b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

(2)

an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmans’ compensation, or unemployment compensation or disability insurance laws; and

(3)

Hours of Service shall not be credited for a payment which solely  reimburses an Employee for medical or medically related expenses incurred by the Employee.

(c)

Period For Which Back Pay Is Awarded.  Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Bank or an Affiliate.  The same Hours of Service shall not be credited under Section 1.26(a) or Section 1.26(b) as the case may be and this Section 1.26(c). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Section 1.26(b) shall be subject to the limitations set forth in that Subsection.

(d)

Use of Equivalencies.

(1)

Full-time Employees.  Notwithstanding his actual Hours of Service, a regular full time Employee (an Employee whose employment is on a permanent rather than a temporary basis and who is expected to work a full regular work week of 40 hours and to have at least 2000 actual Hours of Service in a Plan Year) shall be credited with 10 Hours of Service for each day in which he has at least one actual Hour of Service.  During the period of an Authorized Absence for which he is not directly or indirectly paid or entitled to payment, a regular full time Employee shall be credited with eight Hours of Service per day but not more than 40 Hours of Service per week, for each day that he would have been scheduled to perform duties had he not been on Authorized Absence, provided that no Hours of Service will be credited under this sentence for a 12-month computation period in which the Employee has already been credited with more than 500 Hours of Service, nor shall more than 501 Hours of Service be credited under this sentence for any 12-month computation period.

(2)

Other Than Full-time Employees.  An Employee who is not a regular full-time Employee as defined in Section 1 .27(d)(1) shall be credited with his actual Hours of Service, determined in accordance with Section 1.26(a), Section 1.26(b) and Section 1.26(c).

(e)

Application of Law And Regulations.  Hours of Service shall be credited in accordance with applicable law and regulations, including Department of Labor Regulations §2530.200b-2(b) and §2530.200b-2(c) which are incorporated herein by this reference, and such law and regulations shall govern over any inconsistent provision in the Plan.

1.27

 “Leased Employee” means any person who is not an employee of the Bank or any Affiliate and who provides services to the Bank or a related person determined in accordance with Section 414(m)(6) of the Code (“Recipient”) if: (i) such services are provided to the Recipient pursuant to an agreement between the Recipient and any other person (“Leasing Organization”); (ii) such person has performed such services for the Recipient (or for the Recipient and related persons) on a substantially full-time basis for a period of at least one year; and (iii) such services are performed under the primary direction or control of the Recipient for Plan Years beginning after 1996.

1.28

 “Loan Suspense Account” means an account to which Exempt Loan Stock is credited until the Exempt Loan used to purchase the Stock is repaid and the Stock is released and allocated to the Stock Accounts of Participants in accordance with Section 4.3.

1.29

 “Nonstock Account” means the Account of a Participant to which an interest in the Trust Fund other than Stock is credited from time to time.

1.30

 “Normal Retirement Age” means the later of the day on which a Participant attains age 65 or the 5th anniversary of the day on which the Participant commenced participation in the Plan.

1.31

 “Participant” means an Eligible Employee who has become a Participant in accordance with Section 2.1 and includes a former Eligible Employee whose entire Account Balance has not been distributed.

1.32

 “Plan” means the Canandaigua National Bank and Trust Company Employee Stock Ownership Plan as set forth herein and as amended from time to time. The Plan was established effective January 1, 1988.

1.33

 “Plan Year” means each calendar year.

1.34

 “Qualified Domestic Relations Order” or “QDRO” means any judgment, decree or order (including approval of a property settlement agreement) that (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, (ii) is made pursuant to a State domestic relations law (including a community property law), and (iii) constitutes a “qualified domestic relations order” within the meaning of Section 414(p) of the Code.

1.35

 “Stock” means shares of any class of stock of the Corporation that constitute “qualifying employer securities” within the meaning of Section 407(d)(5) of ERISA.

1.36

 “Stock Account” means the Account of a Participant to which shares of Stock are credited from time to time.

1.37

 “Trust Agreement” means the written agreement by and between the Corporation and the Trustee with respect to the Plan.

1.38

 “Trust Fund” or “Trust” means the trust fund held by the Trustee and includes all the assets held by the Trustee with respect to the Plan.

1.39

 “Trustee” means the trustee(s) under the Trust Agreement and their successors.

1.40

“Valuation Date” means the last day of each Plan Year, provided that the Committee may designate additional Valuation Dates from time to time in order to assure the orderly administration of the Plan. The value of an Account on a Valuation Date shall be deemed to be the value of the Account on the last business day of the calendar quarter in which such Valuation Date occurs.

1.41

“Year of Vesting Service” means:

(a)

In General.  An Employee shall be credited with a Year of Vesting Service for each calendar year in which the Employee is credited with at least 1,000 Hours of Service, provided, however, that in the case of any Plan Year consisting of fewer than twelve (12) months, the number of Hours of Service required to complete a Year of Vesting Service shall be determined by multiplying the number of complete months in such short Plan Year by eighty-three and one-third (83-1/3). For purposes of determining an Employee’s vested interest in his Account, and subject to the Plan’s Break in Service provisions, all periods of employment with the Employer shall be recognized.  In addition, for purposes of determining an Employee’s vested interest in his Account, and subject to the Plan’s Break in Service provisions, Hours of Service completed by an individual for Genesee Valley Trust Company before January 2, 2008 (the date Genesee Valley Trust Company became an Affiliate) shall be taken into account if such individual becomes an Eligible Employee.

ARTICLE II

PARTICIPATION

2.1

Commencement of Participation.

(a)

Participation. Each Eligible Employee shall become a Participant as of the first day of the month coincident with, or next following, the date employment with the Employer commences.

(b)

Authorized Absence.  An Eligible Employee who is on Authorized Absence at the time he would otherwise become a Participant shall become a Participant on the first day of the calendar month coinciding with, or next following, the date of his return to active service as an Eligible Employee.

2.2

Participation Upon Reemployment.

(a)

Reemployment After Becoming a Participant.  If a person ceases to be an Eligible Employee after he has become a Participant, he shall continue to be a Participant unless his participation ceases in accordance with Section 2.3. If such person is reemployed after his participation has ceased in accordance with Section 2.3, he shall again become a Participant on the date on which he next earns an Hour of Service as an Eligible Employee.

(b)

Reemployment Before Becoming a Participant.  If a person ceases to be an Eligible Employee before he has become a Participant, he shall become a Participant on the first day of the calendar month coinciding with or next following date on which he next earns an Hour of Service as an Eligible Employee.

2.3

Cessation Of Participation.

(a)

When Participation Shall Cease.  A person shall cease to be a Participant on the later of: (i) the date on which he ceases to be an Employee; or (ii) the date on which his Account Balance becomes a Forfeiture or is distributed in full in accordance with the terms of the Plan.

(b)

Service Other Than As An Eligible Employee.  If a person ceases to be an Eligible Employee but continues to be an Employee: (i) he will continue to be a Participant; (ii) he will continue to earn Years of Vesting Service; (iii) he will no longer receive an allocation of Contributions; and (iv) he will not become eligible for distribution of his Account Balance until he ceases to be an Employee.

2.4

Information to be Furnished.  Each person entitled to benefits under the Plan must furnish to the Committee such documents, evidence, and information, and shall sign such forms, as the Committee considers desirable for the purpose of administering the Plan, or to protect the Committee, the Trustee, the Bank, or the Corporation; and it shall be a condition of the Plan that each such person must furnish such information and sign such forms before any benefits become payable under the Plan.

2.5

Military Service.  Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

ARTICLE III

CONTRIBUTIONS

3.1

Contributions.

(a)

Amount of Contributions.  For each Plan Year, each Employer may contribute under the Plan as a Contribution such amount (or no amount) as the Board of Directors shall determine in its sole and absolute discretion.

(b)

Form of Contributions.  Contributions shall be made in cash or in shares of Stock as determined by the Corporation.

(c)

Payment to Trustee.  A Contribution for a Plan Year shall be paid over to the Trustee no later than the last day (including extensions) for filing the Corporation’s income tax return for its taxable year ending with or within the Plan Year.

3.2

Participant Contributions.  Participant contributions are not permitted.

3.3

Rollover Contributions.  Rollover contributions (within the meaning of Section 402(c) of the Code) are not permitted.

3.4

Allocation of Contributions.

(a)

Persons Entitled to Share in Contributions.  Each Participant who is an Eligible Employee on the Allocation Date within a Plan Year, and who has completed at least 1,000 Hours of Service in the calendar year ending on the Allocation Date, shall be entitled to share in the Contributions made for such Plan Year; provided however, for any Plan Year for which the Plan would otherwise fail to satisfy the requirements of Code Section 410(b), the group that shall be entitled to share in Contributions made for such Plan Year shall be expanded to include each Participant who completed at least 1,000 Hours of Service in the calendar ending on the Allocation Date (without regard to whether he is an Eligible Employee on the Allocation Date).  If, after such expansion, the requirements of Code Section 410(b) are still not satisfied for such Plan Year, such group shall be further expanded to include each Participant who completed at least 500 Hours of Service in the calendar year ending on the Allocation Date (without regard to whether he is an Eligible Employee on the Allocation Date).

(b)

Allocation of Contributions.  A Participant’s allocable share of a Contribution made for the Plan Year shall be determined by multiplying the Contribution by a fraction, the numerator of which is his Annual Earnings for the calendar year ending on the Allocation Date within such Plan Year, and the denominator of which is the aggregate Annual Earnings for such calendar year of all Participants entitled to an allocation.  For purposes of the preceding sentence, Annual Earnings are limited to Annual Earnings attributable to the portion of the calendar year when the Participant is both a Participant and an Eligible Employee. A Participant’s allocable share of a Contribution shall be allocated to his Accounts as of the last day of the Plan Year for which the Contribution is made.

(c)

Use of Contributions To Pay Exempt Loans.  The Committee may direct the Trustee to use all or any portion of a Contribution to make payments on any Exempt Loan, notwithstanding anything to the contrary in this Section 3.4.  Any Exempt Loan Stock released on account of such payment shall be allocated in accordance with Section 4.3.

ARTICLE IV

EXEMPT LOANS

4.1

Exempt Loans.

(a)

Authorization of Exempt Loans.  The Committee may direct the Trustee to incur Exempt Loans from time to time, to finance the acquisition of Stock or to repay a prior Exempt Loan. An installment obligation incurred by the Plan in connection with the purchase of Stock from a Disqualified Person shall be treated as an Exempt Loan. No Exempt Loan shall be incurred by the Plan unless it has been determined that:  [i] such loan is primarily for the benefit of the Participants and their Beneficiaries; (ii) the contributions under the Plan necessary to repay the loan will not result in excess annual additions under Section 13.3; (iii) at the time the loan is made, the interest rate for the loan and the price of Stock to be acquired with the loan proceeds will not be such that Plan assets might be drained off; and (iv) the terms of the loan are at least as favorable to the Plan as the terms of a comparable loan resulting from arms-length negotiations between independent parties.

(b)

Use of Exempt Loan Proceeds.  All proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, for the following purposes:

(1)

To acquire Stock;

(2)

to repay the same Exempt Loan; or

(3)

to repay any previous Exempt Loan.

4.2

Requirements for Exempt Loans.  An Exempt Loan shall be subject to the following requirements:

(a)

Term of Loan.  The loan shall be for a specific term and shall not be payable on demand except in the event of default.

(b)

Interest Rate.  The loan shall bear a reasonable rate of interest, taking into account all relevant factors, which may be a variable interest rate.

(c)

Plan Assets Available for Collateral.  The loan must be without recourse against the Plan and the only Plan assets that may be given as collateral for the loan are: (i) the Exempt Loan Stock acquired with the proceeds of the loan; or (ii) Exempt Loan Stock acquired with the proceeds of a prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

(d)

Plan Assets Available for Payment.  No person entitled to payment under the loan shall have any right to assets of the Plan other than: (i) the collateral given for the loan; (ii) contributions (other than contributions of employer securities) that are made under the Plan to meet its obligation under the loan; and (iii) earnings attributable to such collateral and the investment of such contributions.

(e)

Maximum Payments.  The payments made with respect to an Exempt Loan for a Plan Year shall not exceed the sum of the Contributions, earnings and dividends for that Plan Year (and previous Plan Years), less the amount of such payments for previous Plan Years. If the Corporation or the Bank is the lender with respect to an Exempt Loan, Contributions may be paid in the form of cancellation of indebtedness under the Exempt Loan.

(f)

Release of Pledged Stock.  Any pledge of Exempt Loan Stock must provide for the release of the Stock so pledged as payments on the Exempt Loan are made and such Exempt Loan Stock is allocated to Participant Stock Accounts under Section 4.3.

(g)

Payments by the Corporation or the Bank.  If the Corporation or the Bank is not the lender with respect to an Exempt Loan, the Corporation or the Bank may elect to make payments on the Exempt Loan directly to the lender and to treat such payments as Contributions.

(h)

Loans from Disqualified Persons.  If the lender is a Disqualified Person, the Exempt Loan must provide for a transfer of Trust assets to the lender on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Exempt Loan.

(i)

Application of Treasury Regulations.  It is intended that any Exempt Loan, including the payment of such loan and the release of Exempt Loan Stock from any lien on account of the payment of such loan, comply with the requirements of Code Section 4975(d)(3) and the Treasury Regulations promulgated thereunder, and the Committee and the Trustee shall ensure that any Exempt Loan does so comply.

4.3

Allocation of Exempt Loan Stock.

(a)

Loan Suspense Account.  Any Exempt Loan Stock acquired by the Trust shall initially be held unallocated in a Loan Suspense Account and shall be allocated to the Stock Accounts of Participants only as payments on the Exempt Loan are made. If at any time there is more than one Exempt Loan outstanding, then a separate sub-account may be established under the Loan Suspense Account for each Exempt Loan.

(b)

Release of Exempt Loan Stock from Loan Suspense Account.  The number of shares of Exempt Loan Stock to be released from the Loan Suspense Account for allocation to Participant Stock Accounts for each Plan Year shall be determined by the Committee as of the last day of the Plan Year as follows:

(1)

Principal/Interest Method. The number of shares to be released shall equal the product of:

(A)

the number of shares held in the Loan Suspense Account immediately before the release for the current Plan Year; multiplied by

(B)

a fraction: (i) the numerator of which shall be the amount of principal and interest paid on the Exempt Loan for that Plan Year; and (ii) the denominator of which shall be the sum of the numerator plus the total payments of principal and interest on that Exempt Loan projected to be paid for all future Plan Years.  For the purpose of computing the denominator of the fraction, the interest to be paid in future years is to be computed by using the interest rate in effect on the last day of the Plan Year.

(2)

Principal Only Method.  The Committee may elect (as to each Exempt Loan) or the provisions of the Exempt Loan may provide for the release of Exempt Loan Stock from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Exempt Loan.  This method may be used only to the extent that: (i) the Exempt Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (ii) interest included on any payment on the Exempt Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (iii) the entire duration of the Exempt Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Exempt Loan.

(c)

Allocation of Exempt Loan Stock to Participant Stock Accounts.  In each Plan Year in which payments are made on an Exempt Loan, the Exempt Loan Stock released from the Loan Suspense Account in accordance with this Section 4.3 shall be allocated among the Stock Accounts of Participants as of the last day of the Plan Year in the manner determined by the Committee based upon the source of funds (Contributions, earnings attributable to such Contributions and cash dividends) used to make the payments on the Exempt Loan. Such allocations shall be made without regard to whether funds from a particular source are used to pay principal or interest on the Exempt Loan.

(1)

Contributions Used to Make Exempt Loan Payments.  To the extent that payment of the Exempt Loan was made with Contributions, the Exempt Loan Stock released from the Loan Suspense Account on account of such payment shall be allocated to the same Participants and in the same manner that a Contribution for such Plan Year would have been allocated under Section 3.4.

(2)

Dividends on Allocated Stock Used to Make Exempt Loan Payments.  If a cash dividend payable with respect to Exempt Loan Stock allocated to a Participant’s Stock Account is used for payment on an Exempt Loan, then Stock having a Fair Market Value not less than the amount of such dividend shall be allocated to the Participant’s Stock Account for the Plan Year in which the dividend would otherwise have been paid to the Participant’s Account. The Employer shall make additional contributions of cash or Stock, if necessary, and subject to applicable limitations on contributions, in order to ensure that this minimum allocation rule is satisfied.

ARTICLE V

PARTICIPANT ACCOUNTS

5.1

Participant Accounts.

(a)

Establishment of Accounts.  The Committee shall establish and maintain for each Participant one or more of the following individual Accounts, as appropriate, to record the interest of the Participant in the Trust: (i) a Stock Account, and (ii) a Nonstock Account.  The Committee shall also establish and maintain such other Accounts or subaccounts, if any, as it may deem necessary or desirable to carry out the provisions of the Plan.  The maintenance of individual Accounts is for accounting purposes only, and a segregation of the Trust assets to each Account shall not be required.

(b)

Adjustment of Accounts.  There shall be credited or charged to the appropriate Account of each Participant such amounts as the Committee shall deem proper in the orderly administration of the Plan, including:

(1)

Contributions.  The portion of each Contribution allocated to him in accordance with Section 3.4;

(2)

Forfeitures.  The portion of each Forfeiture allocated to him in accordance with Section 6.1;

(3)

Exempt Loan Stock.  The shares of Exempt Loan Stock allocated to him in accordance with Section 4.3;

(4)

Dividends on Stock.  Dividends paid on Stock allocated to his Account except as provided in Section 8.3 (concerning the pass-through of dividends);

(5)

Trust Income or Loss.  His proportional share of the income and increases or decreases in the value of the Trust Fund; and

(6)

Distributions. Distributions from the Trust Fund on his behalf.

(c)

Accounting for Allocations.  The Committee shall establish accounting procedures for the purpose of recording the allocations to Participant Accounts.  The Committee shall maintain adequate records of the cost basis of Stock allocated to Stock Accounts.  The Committee shall also maintain separate records of Exempt Loan Stock and of Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Exempt Loan.  The Committee may modify the accounting procedures at any time for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the requirements of the Code and ERISA.

5.2

Allocation of Trust Income or Loss.

(a)

Manner of Allocation.  The net income (or loss) of the Trust for each Plan Year shall be determined as of the Valuation Date. Prior to the allocation of Contributions and Forfeitures for the Plan Year, each Participant’s share of any net income (or loss) shall be allocated to his Account in the ratio that his Account Balance on the preceding Valuation Date (reduced by any distribution during the Plan Year) bears to the sum of such Account Balances for all Participants as of that date.

(b)

Determination of Income or Loss.  The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust assets (other than Stock), interest, dividends and other income and gains (or losses) attributable to Trust assets (other than any dividends on allocated Stock) since the preceding Valuation Date, reduced by any expenses charged to the Trust assets for that Plan Year. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Exempt Loan.

5.3

Communication of Account Balances.  At least once each Plan Year, the Committee shall advise each Participant of the Value of his Account.

ARTICLE VI

RIGHTS TO BENEFITS

6.1

Vesting and Forfeiture.

(a)

When Account Balance Becomes Vested.  A Participant’s Account Balance shall become fully vested and nonforfeitable on the date he attains Normal Retirement Age, provided he is an Employee on such date, or, if the Participant ceases to be an Employee sooner, in accordance with the following schedule:

Number of Years

Vested

of Vesting Service

Percentage

Less than 2 years

0%

2 years but less than 3 years

20%

3 years but less than 4 years

40%

4 years but less than 5 years

67%

5 years or more

100%

The schedule above shall apply to all Participants’ Account Balances on and after January 1, 2007.

(b)

Forfeiture of Nonvested Account Balance.

(1)

Forfeiture Following Break in Service.  If a Participant ceases to be an Employee for any reason other than death before his entire Account Balance has become vested in accordance with Section 6.1(a), the portion of his Account Balance that is not vested shall be forfeited as of the Allocation Date coinciding with the close of the calendar year in which the Participant incurs his fifth consecutive one-year Break in Service.  For the purpose of this Section 6.1(b), a Break in Service is determined with reference to the calendar year

(2)

Forfeiture Following Death.  If a Participant while actively employed dies before his Account Balance has become vested in accordance with Section 6.1(a), his Account Balance shall become fully vested and nonforfeitable on the date of his death.

(3)

Allocation of Forfeited Amounts.  A portion of an Account Balance that is forfeited under this Section 6.1(b) shall be held unallocated until the last day of the Plan Year in which the Forfeiture occurs, when it shall be reallocated to the same Participants and in the same manner that a Contribution for such Plan Year would be allocated under Section 3.4 and shall be applied to reduce contributions which would otherwise be made pursuant to Article III.

(c)

Treatment of Account Balance Pending Forfeiture.  The following rules shall apply if a Participant ceases to be an Employee at a time when a portion of his Account Balance is nonvested, until that portion of the Account Balance is forfeited in accordance with Section 6.1(b):

(1)

Trust Income and Loss.  The Participant shall continue to receive allocations of Trust income and loss with respect to the unvested portion of his Account Balance.

(2)

Dividends on Allocated Stock.  Dividends payable on Stock allocated to the unvested portion of the Participant’s Stock Account shall be credited to the unvested portion of his Nonstock Account and shall not be distributed to him even though dividends are distributed to Participants who are Employees and shall not be used to make payments on an Exempt Loan even though dividends payable on Stock allocated to Participants who are Employees are used to make payments on Exempt Loans.

(3)

No Contributions, etc.  The Participant will not receive allocations of Contributions, Exempt Loan Stock or Forfeitures.

(4)

Voting of Allocated Stock.  The Trustee, rather than the Participant, shall vote the Stock allocated to the unvested portion of Participant’s Stock Account in matters on which Participants are generally entitled to vote.

6.2

Events Causing Account Balance to Become Distributable.

(a)

Distribution Following Termination of Employment.  If a Participant ceases to be an Employee for any reason, including resignation, Retirement, or discharge, his vested Account Balance shall be distributed in accordance with Article VII.

(b)

Distribution Following Death.  If a Participant dies before the distribution of his Account Balance has been completed, whether death occurs before or after he ceases to be an Employee, the undistributed portion of his vested Account Balance shall be distributed to his Beneficiary who shall be determined under Section 6.3.  Distribution to the Beneficiary shall be made in accordance with Article VII.

(c)

In-Service Distribution.  No Participant or Beneficiary shall be entitled to receive any portion of the Participant’s vested Account Balance before the Participant has ceased to be an Employee except as permitted in Section 7.9 (Required Minimum Distributions) and Section 8.4 (Diversification of Investment of Stock Account).

6.3

Destination of Beneficiary.  A Participant’s Beneficiary, who is entitled to a distribution under Section 6.2(b), shall be the person designated by the Participant or deemed designated by the Participant in accordance with this Section 6.3.

(a)

Designation of Beneficiary by Married Participant.

(1)

Primary Beneficiary.  If a Participant was married at the time of death, he shall be deemed to have designated his surviving spouse as his sole primary Beneficiary, unless prior to his death, he effectively designated as primary Beneficiary one or more persons in addition to, or instead of, his surviving spouse.

(2)

Consent of Spouse.  No designation pursuant to Section 6.3(a)(1) of a person other than the Participant’s spouse shall be effective unless either:

(A)

the Participant’s surviving spouse consents in writing to the designation, such consent acknowledges the effect of the designation and identifies the non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) or authorizes the Participant to designate Beneficiaries without further consent, and such consent is witnessed by a notary public or Plan representative, or

(B)

it is established to the satisfaction of the Committee that the consent required under Section 6.3(a)(2)(A) cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe.

(3)

Consent Limited to Current Spouse.  Any consent by a spouse under Section 6.3(a)(2)(A), or a determination by the Committee with respect to that spouse under Section 6.3(a)(2)(B), shall be effective only with respect to that spouse.  Any such consent shall be irrevocable but shall be effective only with respect to the specific Beneficiary designation unless the consent expressly authorizes the Participant to designate Beneficiaries without further consent.

(4)

Secondary Beneficiary.  A married Participant may designate one or more secondary Beneficiaries with the consent of his spouse or, if his spouse is the primary Beneficiary, without the consent of his spouse.  Any consent must be in accordance with Section 6.3(a)(2) and Section 6.3(a)(3).

(b)

Designation of Beneficiary by Unmarried Participant.  A Participant who is not married may designate one or more primary Beneficiaries and one or more secondary Beneficiaries. However, if the Participant subsequently marries, the Participant’s spouse shall be deemed his sole primary Beneficiary unless his spouse consents to the designation of a different Beneficiary in accordance with Section 6.3(a).

(c)

Manner of Designation.  The designation of a Beneficiary shall be on a form prescribed by the Committee and filed with the Committee before the Participant’s death.

(d)

Right to Change Beneficiary.  A Participant who has designated a Beneficiary in accordance with this Section 6.3 may change the designation at any time by filing a new designation with the Committee. A new designation shall not be effective unless it satisfies the consent requirements under Section 6.3(a).

(e)

Multiple Beneficiaries.  Unless the Participant’s designation provides otherwise, if more than one primary Beneficiary has been designated, the surviving primary Beneficiaries shall share equally.  If no primary Beneficiary survives the Participant, and the Participant has designated one or more secondary Beneficiaries, the surviving secondary Beneficiaries shall share equally.  A Participant’s designation may provide different rules as to the respective interests of multiple or alternative Beneficiaries, and such different rules shall be recognized by the Plan.

(f)

No Surviving Beneficiary.  If a Participant dies without a Beneficiary, (and has no surviving spouse deemed a Beneficiary pursuant to Section 6.3(a)(1)) his entire interest in the Plan shall be paid to his estate.

(g)

Meaning of “Spouse”.  “Spouse” shall mean the person to whom a Participant was legally married on the date of his death, but shall not include a spouse who was legally separated from the Participant pursuant to a court order.

6.4

Qualified Domestic Relations Orders.

(a)

In General.  To the extent required by law, a Participant’s or Beneficiary’s interest in the Plan is subject to the rights of an alternate payee under a Qualified Domestic Relations Order.

(b)

QDRO Procedures.  The Committee shall establish procedures for determining the qualified status of domestic relations orders and administering distributions under QDROs.  Such procedures shall reflect the provisions of this Section 6.4.  A domestic relations order that requires or permits either an immediate lump-sum distribution to the alternate payee in the manner described in Section 6.4(d), or the establishment of a separate Account under the Plan in the alternate payee’s name, may be determined to be a QDRO.

(c)

Restrictions on Participant’s Accounts

(1)

During Review of Order.  During a period when the Committee is making a determination as to whether a domestic relations order relating to a Participant’s Account is a QDRO, the Participant’s (or any Beneficiary’s) right to distribution pursuant to this Article VI, shall be subject to the terms of such order.

(2)

During Review of Proposed Order.  The restrictions of Section 6.4(c)(1) shall also apply during a period when the Committee is making a determination as to whether a proposed domestic relations order submitted for its review would be a QDRO if issued as an order.

(d)

Immediate Distribution.  If the QDRO requires or permits an immediate lump- sum distribution of the entire amount of the Participant’s Accounts awarded to the alternate payee, the Committee shall make the distribution (at the alternate payee’s option if the QDRO so permits), either directly to the alternate payee or in the form of a direct rollover of an eligible rollover distribution at any time after the Participant’s earliest retirement age.  For the purposes of this Section 6.4(d), “earliest retirement age” means the Valuation Date coinciding with or next following the date of the determination by the Committee that the domestic relations order is a QDRO.  Unless prohibited by the QDRO, and subject to the requirements of this Section 6.4, an alternate payee for whom a separate Account has been established may obtain on request an immediate lump-sum distribution under this Section 6.4(d).

ARTICLE VII

DISTRIBUTION OF BENEFITS

7.1

Time of Distribution.

(a)

In General.  If a Participant’s Account Balance becomes distributable under Section 6.2, distribution of the Account Balance shall be made as soon as practicable (taking into account the need to value the Account Balance) after the last day of the Plan Year in which the Participant ceases to be an Employee or dies, and after all requirements for distribution have been met.

(b)

Subsequent Allocations.  If any amount is allocated to a Participant’s Account after distribution of his Account Balance has occurred, such additional amount shall be distributed as soon as reasonably practicable after the allocation has been made (taking into account the need to value the additional allocation).

(c)

Direct Rollover Notice.  Notwithstanding Section 7.1(a) and Section 7.1(b), distribution of a Participant’s Account Balance shall not be made to a Participant or other distributee (as defined in Section 7.4(a)(3)) until at least 30 days after the Participant or other distributee has received the notice required under Section 7.4(c), unless such 30-day waiting period has been waived in accordance with Section 7.4(c).

(d)

Limitation on Distributions Before Age 65.

(1)

Distribution Without Participant’s Consent.  If a Participant terminates service, and the value of the Participant’s vested account balance is not greater than $1,000.00, the Participant will receive a distribution of the value of the entire vested portion of such account balance, and the non-vested portion will be treated as a forfeiture.  If a Participant would have received a distribution under the preceding sentence but for the fact that the Participant’s vested account balance exceeded $1,000.00 when the Participant terminated service, and, if at a later time such account balance is reduced such that it is not greater than $1,000.00, the Participant will receive a distribution of such account balance, and the nonvested portion will be treated as a forfeiture.

(2)

Requirement of Participant’s Consent.  If the aggregate value of a Participant’s Account Balance exceeds $1,000.00, no distribution to the Participant shall be made before the Participant attains Normal Retirement Age unless the Participant is given the notice described in Section 7.1(d)(2)(A) and consents in writing to earlier payment.  Such notice and consent shall not be required after the death of the Participant.

(A)

Written Notice Given to Participant.  At least 30 days, and not more than 180 days, before the distribution date the Committee shall give the Participant written notice that he need not consent to distribution prior to Normal Retirement Age.

(B)

Waiver of 30-Day Notice Period.  The distribution may be made less than 30 days after the notice described in Section 7.1(d)(2)(A) is given, provided that: (i) the Committee clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects the distribution within such 30 day period.

(3)

Consent Applies to Entire Account Balance.  A Participant’s consent to distribution pursuant to this Section 7.1(d) shall apply to his entire Account Balance.

(e)

Participant May Defer Distribution.  A Participant who ceases to be an Employee after attaining his Normal Retirement Age, or after attaining age 60 if he has earned 5 Years of Vesting Service, may elect to defer distribution of his Account Balance until April 1 following the calendar year in which he attains age 70 ½.

(f)

Distribution Following Death of Participant.  If the Participant dies prior to the distribution of his Account Balance, his Account Balance shall be distributed to his Beneficiary as soon as practicable following the last day of the Plan Year in which the Participant died.  The distribution shall occur at that time regardless of whether the Participant elected under Section 7.1(e), or is deemed to have elected under Section 7.1(d), to defer distribution to a later date.

(g)

Latest Date of Distribution.  In no event, unless the Participant otherwise elects in accordance with Section 401(a)(14) of the Code, will the distribution of a Participant’s Account Balance commence later than the 60th day after the latest of the following: (i) the close of the Plan Year in which occurs the Participant’s Normal Retirement Age; (ii) the close of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the close of the Plan Year in which the Participant ceases to be an Employee.

7.2

Form of Distribution.

(a)

Distribution of Stock Account.  Distribution of a Participant’s Stock Account shall be made in the form of Stock plus cash in lieu of any fractional share. Notwithstanding the preceding sentence, if a Participant or Beneficiary exercises a put option prior to the distribution of the Stock, as permitted under Section 8.1, the distribution may be in the form of cash or a promissory note as provided in Section 8.1(e).

(b)

Distribution of Nonstock Account.  Distribution of a Participant’s Nonstock Account shall be made in the form of a cash lump sum.  Notwithstanding the preceding sentence, a Participant may elect to have his Nonstock Account (other than the portion attributable to an election to diversify investment of his Stock Account made pursuant to Section 8.4) distributed in the form of Stock plus cash in lieu of any fractional share.

7.3

Valuation for Distribution.  Whenever a distribution is to be made pursuant to this Article VII, the value of the Participant’s Account Balance for purposes of the distribution shall be determined as of the Valuation Date immediately preceding the distribution.

7.4

Eligible Rollover Distributions.

(a)

Definitions.  For purposes of this Section 7.4, the following terms shall have the following meanings:

(1)

 “Eligible Rollover Distribution.”  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and hardship distributions as described in Code Sections 401(k)(2)(B)(i)(IV) which are attributable to the Participant’s elective contributions under Treasury Regulation 1.401(k)-1(d)(2)(ii).  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.  Furthermore, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

(2)

“Eligible Retirement Plan.”  An eligible retirement plan is and of the  following which accepts the distributee’s eligible rollover distribution: an individual retirement account described in Section 408(a) of the Code; an individual retirement annuity described in Section 408(b) of the Code; an annuity plan described in Section 403(a) of the Code; or a qualified trust described in Section 401(a) of the Code; an annuity contract described in Section 403(b) of the Code; and an eligible plan under Section 457(b) of the Code maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of state and which agrees to separately account for amounts transferred into such plan from this Plan.  This definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

(3)

“Distributee.”  A distributee includes an Employee or former Employee.  In addition: (i) the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse, and (ii) an Employee’s or former Employee’s designated beneficiary (as defined in Section 401(a)(9)(E) of the Code) other than the Employee’s surviving spouse is also a distributee with regard to the interest of such designated beneficiary with respect to a direct rollover to an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract).

(4)

 “Direct Rollover.”  A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(b)

Application of Section.  This Section 7.4 applies to distributions made on or after January 1, 1993.  Notwithstanding any provision in the Plan to the contrary that would otherwise limit a distributee’s election under this Section 7.4, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid in a direct rollover directly to an eligible retirement plan specified by the distributee.

(c)

Written Explanation Required.  The Committee shall furnish a written explanation to each distributee who is entitled to an eligible rollover distribution, describing the distributee’s right to elect a direct rollover, the federal income tax withholding rules applicable if the distributee does not elect a direct rollover, and such other information as may be required under Section 402(f) of the Code.  The written explanation shall be furnished at least 30 days but no more than 180 days before the distribution date unless the minimum 30 day notice is waived by the Participant in accordance with applicable Treasury rules.

(d)

Hold Harmless Provision.  No fiduciary or other person acting on behalf of the Plan shall have any obligation to determine whether the transferee identified in a distributee’s direct rollover election is in fact an eligible retirement plan.  By making a direct rollover election, the distributee agrees to hold the Plan, and its fiduciaries and agents, harmless against any loss to the distributee resulting from the fact that the transferee is not an eligible retirement plan.

7.5

Application for Benefits.  A Participant or other person entitled to receive a distribution under the Plan must file an application on a form prescribed by the Committee in order to receive such a distribution.

7.6

Payment to Infants and Incompetent Persons.  If any Participant (or other person entitled to receive a distribution under the Plan) is under the age of 18 or, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving and receipting for any payment due hereunder, payment may be made to the guardian or other legal representative of such person, or if none, to such other person or institution that, in the opinion of the Committee, is then maintaining or has custody of the Participant (or Beneficiary or distributee).  Such payments shall constitute a full discharge with respect thereto.

7.7

Notice to Trustee.  The Committee shall notify the Trustee whenever any person is entitled to receive a distribution under the Plan.  In giving such notice, the Committee shall specify the name and last known address of the person receiving such distribution.

7.8

Claims Procedures.  The Committee shall establish and maintain claims procedures in accordance with ERISA.  Such procedures shall include: (i) a procedure for advising Participants and persons claiming through them of how to make claims for benefits or other rights under the Plan; (ii) a procedure for the review of claims by a Plan representative, and for giving written notice to the claimant concerning the decision by such representative; and (iii) a procedure for appealing to the Committee in the event that a claim is denied in whole or part by a Plan representative, and for giving written notice to the claimant concerning the decision by the Committee.

7.9

Required Minimum Distributions.  Notwithstanding any other provision of the Plan, all distributions under the Plan shall be made in accordance with Code Section 401(a)(9) (concerning minimum distributions) and Treasury Regulations issued thereunder, including the minimum distribution incidental benefit requirements set forth in Treasury Regulation §1 .401(a)(9)-2. Code Section 401(a)(9) and Treasury Regulations issued thereunder shall supersede any distribution option under the Plan that is inconsistent therewith.

(a)

Distribution During the Life of the Participant.  A Participant’s Account Balance shall be distributed no later than April 1st of the calendar year following the calendar year in which the Participant attains the age of 70½ or, if he is not a 5 percent owner with respect to the Plan Year ending in the calendar year in which the Participant attains age 70½, no later than April 1 of the calendar year following the date he is no longer an Employee.  For purposes of this Section, “5 percent owner” means a person who is a 5 percent owner as defined in Code Section 416.

(b)

Distribution After the Death of the Participant.  If a Participant’s Account Balance becomes distributable after the death of the Participant, distribution of such Account Balance shall be made on or before December 31 of the calendar year that includes the fifth anniversary of the death of the Participant.

ARTICLE VII-A

MINIMUM DISTRIBUTION REQUIREMENTS

7-A.1

General Rules.

(a)

Effective Date.  The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(b)

Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

(c)

Requirements of Treasury Regulations Incorporated.  All distributions required under this Article will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

7-A.2

Time and Manner of Distribution.

(a)

Required Beginning Date.  A Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

(b)

Death of Participant Before Distributions Begin.  If a Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)

If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(2)

If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)

If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(4)

If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7-A.2(b), other than Section 7-A.2(b)(1), will apply as if the surviving spouse were the Participant.

(5)

For purposes of this Section 7-A.2(b) and Section 7-A.4, unless Section 7-A.2(b)(4) applies, distributions are considered to begin on the Participant's required beginning date.  If Section 7-A.2(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 7-A.2(b)(1).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 7-A.2(b)(1), the date distributions are considered to begin is the date distributions actually commence.

(c)

Forms of Distribution.  Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 7-A.3 and 7-A.4 of this Article.  If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations.

7-A.3

Required Minimum Distributions During Participant's Lifetime.

(a)

Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(1)

the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation §1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

(2)

if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulation §1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

(b)

Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 7-A.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

7-A.4

Required Minimum Distributions After Participant's Death.

(a)

Death On or After Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

(A)

The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(i)

If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

(ii)

If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(2)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)

Death Before Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary.  If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 7-A.4(a).

(2)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(3)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 7-A.2(b)(1), this Section 7-A.4(b) will apply as if the surviving spouse were the Participant.

7-A.5

Definitions.

(a)

Designated beneficiary. The individual who is designated as the beneficiary under Section 6.3 of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Treasury Regulation §1.401(a)(9)-1, Q&A-4.

(b)

Distribution calendar year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date.  For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 7-A.2(b).  The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date.  The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(c)

Life expectancy. Life expectancy as computed by use of the Single Life Table in Treasury Regulation §1.401(a)(9)-9.

(d)

Participant's Account Balance.  The Account Balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account Balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)

Required beginning date. The date specified in Section  7.9(a) of the Plan.

ARTICLE VIII

ADDITIONAL RULES CONCERNING STOCK

8.1

Distributed Stock Subject to Put Option.

(a)

Put Option Required.  Shares of Stock that are distributed under the Plan from a Participant’s Account shall be subject to a put option at the time of distribution unless the Stock is readily tradeable on an established securities market within the meaning of Section 409(h) of the Code.

(b)

Persons Authorized to Exercise Put Option.  The put option shall be exercisable by the Participant or Beneficiary, or by a person (including an estate or its distributee) to whom the Stock passes by reason of the Participant’s or Beneficiary’s death.

(c)

When Put Option Can Be Exercised.  The put option shall provide that, for a period of 15 months commencing immediately following the date the Stock is distributed to the Participant or Beneficiary, the holder of the option shall have the right to require the Corporation, by notifying it in writing, to purchase such Stock at its Fair Market Value determined as of the most recent Valuation Date.  The period during which the put option is exercisable shall not include any period during which the holder is unable to exercise the put option because the Corporation is prohibited from honoring it by federal or state law.

(d)

Purchase by Trustee.  With the consent of the Corporation, the Committee may direct the Trustee to purchase any or all Stock subject to a put option; provided, however, that the purchase price paid by the Trustee may not exceed the Fair Market Value determined as of the most recent Valuation Date and, if the seller is a Disqualified Person, the purchase price may not exceed the Fair Market Value determined as of the transaction date.  If the Committee so directs the Trustee, the Corporation shall take such action as may be necessary to permit the Trustee to consummate such purchase, including, but not limited to, providing or arranging for the financing of such purchase.

(e)

Terms of Payment.  The terms of payment for the purchase of such Stock shall be as set forth in the put and may be either in a lump sum or in installments, as determined by the Committee. An installment obligation issued pursuant to the exercise of such put option shall:

(1)

require substantially equal periodic payments (not less frequently than annually) over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years;

(2)

bear a reasonable rate of interest, as determined by the Committee;

(3)

provide adequate security, as determined by the Committee; and

(4)

contain such other terms not inconsistent with applicable law as the Committee may deem appropriate.

8.2

Limitation on Allocations of Certain Stock.

(a)

Stock Purchased in Code Section 1042 Nonrecognition Transactions.  If a shareholder sold Stock to the Trust and elected nonrecognition of gain under Code Section 1042, no portion of the Stock purchased in the transaction (or any dividends or other income attributable thereto) may be allocated directly or indirectly during the “nonallocation period” to the Accounts of (i) the selling shareholder, (ii) members of the shareholder’s “family”, or (iii) any “25 percent shareholder”.  As used in this Section 8.2(a), the following terms shall have the following meanings:

(1)

 “Nonallocation Period” shall mean the period beginning on the date of the sale of Stock and ending on the later of the 10th anniversary of the date of sale or the date of the Plan allocation attributable to the final payment on the Exempt Loan (if any) incurred to purchase the Stock.

(2)

 “Family” shall mean the shareholder’s spouse, brothers and sisters, ancestors and lineal descendants, and any other individual related to the shareholder within the meaning of Code Section 267(b), except that allocations may be made to lineal descendants under the circumstances provided in Code Section 409(n)(3)(A).

(3)

 “25 percent  shareholder” shall  mean any  Participant  owning  (as determined   under   Code   Section   318(a)   without   regard  to  Code  Section 31 8(a)(2)(B)(i)), during the entire one-year period preceding the purchase or on any Valuation Date on which such Stock is allocated, more than 25 percent of any class of outstanding Stock or of the total value of any class of outstanding Stock.

(b)

Stock Purchased from Certain Estates.  If the representative of a deceased shareholder sold Stock to the Trust and claimed an estate tax deduction under Code Section 2057, no portion of the Stock purchased in the transaction (or any dividends or other income attributable thereto) may be allocated directly or indirectly during the “nonallocation period” to the Accounts of: (i) the decedent, (ii) members of the decedent’s “family”, or (iii) a “25 percent shareholder”. As used in this Section 8.2(b), the terms “nonallocation period”, “family” and “substantial shareholder” shall have the same meanings as in Section 8.2(a).

(c)

Limitation on Contributions and Forfeitures.  To the extent that a Participant is subject to an allocation limitation described in this Section 8.2 for a Plan Year, he shall not share in the allocation of Contributions and Forfeitures.

8.3

Dividends on Stock.

(a)

Dividends Paid on Unallocated Exempt Loan Stock.  Dividends payable with respect to unallocated Exempt Loan Stock shall be paid in one of the following ways, as determined by the Committee (or as provided in applicable Exempt Loan documents):

(1)

the dividends shall be paid in cash to the Participants or their Beneficiaries;

(2)

the dividends shall be paid in cash to the Plan and distributed to the Participants or their Beneficiaries not later than 90 days after the close of the Plan Year in which paid; or

(3)

the dividends shall be used to make payments on the Exempt Loan, the proceeds of which were used to finance the purchase of the Exempt Loan Stock to which the dividends are attributable.

(b)

Dividends Paid on Allocated Stock.  Dividends paid on Stock allocated to a Participant’s Stock Account shall be credited to the Participant’s Nonstock Account. Notwithstanding the previous sentence, the Committee may direct that such dividends shall either:

(1)

be paid to the Participant, former Participant or Beneficiary for whom the Stock Account is maintained, and the Trustee shall then, upon its receipt of such dividend, cause such payment to be made no later than 90 days after the close of the Plan Year in which the Trustee receives such dividend payment; or

(2)

subject to the special allocation provisions of Section 4.3(c)(2), be applied as a payment to the Exempt Loan, the proceeds of which were used to finance the purchase of the Exempt Loan Stock to which the dividends are attributable.

8.4

Diversification of Investment of Stock Account.

(a)

Definitions.  For purposes of this Section 8.4, the following terms shall have the following meanings:

(1)

 “Diversifiable Shares” means shares of Stock allocated to a Participant’s Stock Account.

(2)

 “Diversification Election” means an election to diversify the investment of a Participant’s Stock Account in accordance with this Section 8.4, which election is filed by a Participant with the Committee during the 90-day period following the last day of a Plan Year included in the Qualified Election Period.

(3)

 “Election Shares” means those shares included in a Participant’s Diversifiable Shares that are subject to a Diversification Election.

(4)

 “Qualified Election Period” means the six consecutive Plan Year periods beginning with, and including, the Plan Year in which a Participant first becomes a Qualified Participant.

(5)

 “Qualified Participant” means a Participant who has attained age 55 and who has completed at least ten years of participation in the Plan.

(b)

Right to Diversify Investment of Stock Account.  A Qualified Participant may elect to diversify the investment of his Stock Account by filing a Diversification Election with the Committee during the 90-day period following the last day of any Plan Year included in his Qualified Election Period.

(c)

Number of Shares That May Be Diversified.

(1)

Diversification Following the First Five Years.  The number of shares that may be diversified pursuant to a Diversification Election shall be:

(A)

any number of Diversifiable Shares not in excess of 25 percent of the number of Diversifiable Shares credited to the Participant’s Stock Account as determined on the last day of the Plan Year ending immediately prior to the date on which the Diversification Election is filed (where the number of shares credited to the Participant’s Stock Account is deemed to include any shares that were previously diversified pursuant to a previously filed Diversification Election); minus

(B)

the number of Diversifiable Shares that were previously diversified pursuant to a previously filed Diversification Election.

(2)

Diversification Following the Sixth Year.  In the case of a Diversification Election filed after the last Plan Year included in the Participant’s Qualified Election Period, the term “25 percent” used in Section 8.4(c)(1) shall be changed to “50 percent.”

(3)

Rounding.  The number of shares determined under this Section 8.4(c) shall be rounded up to the nearest whole number.

(d)

Disposition of Election Shares.  In the event that a Qualified Participant files a Diversification Election with the Committee, the Committee shall direct the Trustee to sell the Election Shares and to dispose of the proceeds of the sale in the manner provided in this Section 8.4(d), all within the 90-day period following the last day of the 90-day election period in which the Diversification Election was filed. For purposes of this Section 8.4(d), a Participant’s Election Shares shall be valued as of the Valuation Date coinciding with, or immediately preceding, the expiration of the 90-day election period in which the Diversification Election is filed.

(1)

Investment Within Plan.  In the event that the Plan offers at least three investment options that satisfy the requirements of Code Section 401(a)(28) and any Treasury Regulations thereunder (“Appropriate Investment Options”), the Trustee shall invest the sale proceeds of the Election Shares in the Appropriate Investment Options in accordance with the instructions of the Participant.

(2)

Transfer to Another Plan.  In the event that the Plan does not offer at least three Appropriate Investment Options, but another defined contribution plan maintained by the Corporation in which the Participant is eligible to participate does offer three Appropriate Investment Options and will accept a transfer of assets from the Plan, the Trustee shall transfer the sale proceeds of the Election Shares to such other plan and cause the sale proceeds to be invested under such other plan in accordance with the instructions of the Participant.

(3)

Distribution to Participant.  In the event that the sale proceeds from the Election Shares can not be invested in three Appropriate Investment Options under either the Plan or another defined contribution plan maintained by the Corporation, the Trustee shall distribute the sale proceeds to the Participant in a cash lump sum.

(e)

De Minimis Exception.  Notwithstanding any other provision in this Section 8.4, a Participant shall not be permitted to diversify any Stock held in his Stock Account on the last day of a Plan Year included in his Qualified Election Period if the Fair Market Value of the Diversifiable Shares held in his Stock Account on such date (determined as of the most recent Valuation Date), together with the Fair Market Value of any shares that were previously diversified pursuant to a previously filed Diversification Election (determined as of the Valuation Date immediately preceding such election), is $500 or less.

8.5

Voting Rights.

(a)

Voting by Trustee.  Stock held in the Trust shall be voted by the Trustee in accordance with this Section 8.5. The Trustee shall remain subject to applicable ERISA fiduciary standards in voting Stock regardless of whether the voting is directed by the Committee or the Participants.

(b)

Direction by Committee.  Stock held in the Trust shall be voted by the Trustee as directed by the Committee except in circumstances where the Participants are entitled to direct the voting of Stock allocated to their Stock Accounts as provided in Section 8.5(c).  In the event that the Committee fails to provide the Trustee with timely directions concerning the voting of Stock, the Trustee shall vote the Stock in the manner determined by the Trustee.

(c)

Direction by Participants.

(1)

Right to Direct Voting.  Each Participant (or, in the event of his death, his Beneficiary) shall have the right to direct the Trustee as to the manner in which Stock allocated to his Stock Account shall be voted with respect to any corporate matter that involves the voting of such Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in Treasury Regulations. In the event that a Participant (or Beneficiary) fails to provide the Trustee with timely directions concerning the voting of Stock allocated to his Stock Account, the Trustee shall not vote the Stock.

(2)

Unallocated Stock.  In cases where the Participants are entitled to direct the Trustee as to the manner in which voting rights are to be exercised, the Trustee shall vote unallocated Stock in the manner determined by the Trustee.

(3)

Voting Procedure.  When a matter covered by Section 8.5(c) is to be voted upon, the Corporation, acting through the Committee, shall furnish to the Trustee a notice or information statement covering such matter that complies with applicable law and the Corporation’s charter and by-laws with respect to shareholders in general.  The Trustee shall cause such notice or information statement to be delivered to each Participant and Beneficiary who is entitled to direct the Trustee’s vote.  The Trustee shall use its best efforts to assure that the voting directions of such Participants and Beneficiaries remain confidential.

8.6

Restrictions on Stock.

(a)

Compliance With Securities Laws.  Shares of Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Corporation may reasonably require in order to assure compliance with applicable Federal and state securities laws.

(b)

Right of First Refusal.  In addition, Stock distributed from the Plan may be subject to a right of first refusal in favor of the Corporation or the Plan, provided that such Stock is not publicly traded, and provided further that the right of first refusal shall meet the requirements of Treasury Regulation Section 54.4975-7(b)(9).

(c)

Other Restrictions.  Except as otherwise provided in Section 8.1 and this Section 8.6, no shares of Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement.  The provisions of this Section 8.6 shall continue to be applicable to stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

ARTICLE IX

TRUST FUND

9.1

Establishment of Trust.

(a)

Contributions To Be Paid To Trustee.  All Contributions under the Plan shall be paid over to, and held by, the Trustee under the Trust Agreement or shall be paid over to, and held by, a successor trustee appointed by the Board of Directors.  The Trustee shall hold the assets of the Plan as a Trust Fund and shall invest, reinvest, and distribute the same in the manner and upon the terms and conditions provided in the Trust Agreement.

(b)

Terms of Trust Agreement.  The Trust Agreement shall provide, among other things, for the following:

(1)

Authorization of investments.  Trust assets shall be invested by the Trustee primarily in Stock in accordance with directions from the Committee.  The Trustee may also invest Trust assets in such other investments as may be permitted under the Trust Agreement, or Trust assets may be held temporarily in cash. The Committee may direct the Trustee to invest and hold up to 100 percent of the Trust assets in Stock.

(2)

Purchases of Stock.  Contributions (and other Trust assets) may be used to acquire Stock from any Corporation shareholder or from the Corporation. Purchases of Stock by the Trustee shall be made only as directed by the Committee.  Purchases of Stock shall be made at no more than Fair Market Value determined as of the most recent Valuation Date. In addition, in the case of a purchase from a Disqualified Person, purchases of Stock shall be made at no more than Fair Market Value determined as of the date of the transaction.

(3)

Sales of Stock.  The Committee may direct the Trustee to sell shares of Corporation Stock to any person (including the Corporation), provided that any such sale must be at a price not less favorable to the Plan than Fair Market Value as of the date of the sale. Stock purchased with the proceeds of an Exempt Loan shall not be sold by the Trustee unless a determination has been made that the sale of the Stock will not cause the Exempt Loan incurred to purchase the Stock to be other than primarily for the benefit of the Participants and their Beneficiaries.

(4)

Compliance with Regulations etc.  Any purchase or sale of Stock by the Trustee including the incurrence of an Exempt Loan to finance a purchase of Stock, shall be done in compliance with applicable Treasury Regulations, including Treasury Regulation §54.4975-7 and §54.4975-11.  In determining whether to make such purchase or sale, the Committee, and in executing such purchase or sale, the Trustee, shall comply with its respective fiduciary duties under ERISA.

9.2

Exclusive Benefit of Trust.

(a)

Contributions Not To Be Diverted.  Except as provided in Section 9.2(b), all assets of the Trust shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan or Trust, and shall not revert to or inure to the benefit of the Corporation or any Affiliate.

(b)

Refund of Certain Contributions.  Notwithstanding Section 9.2(a) or any other provision of the Plan, Contributions may be refunded to the Employer by the Trustee if either of the following conditions apply:

(1)

If a Contribution is made by a mistake of fact, the Contribution may be returned to the Employer within one year after it is paid to the Trustee.

(2)

Each Contribution is made subject to the condition that it is deductible under Section 404 of the Code and, to the extent such deduction is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction.

(c)

Limitation on Refunds of Contributions.  If a Contribution is to be returned to the Employer under Section 9.2(b), the amount returned shall not exceed the amount of the Contribution, without increase on account of investment income or gain, but shall be reduced by any loss attributable to such Employer.

9.3

Investment Managers.

(a)

Authorization To Appoint Investment Managers.  The Trust Agreement may provide for the management of the Trust Fund thereunder by the Trustee and/or by one or more investment managers appointed by the Trustee with the consent of the Board of Directors.  The Trustee may, but shall not be obliged to, appoint an investment manager or managers to manage (including the power to acquire and dispose of) all or any part of the Trust Fund.

(b)

Agreements With Investment Managers.  Any appointment of an Investment Manager shall be pursuant to a written agreement between the Trustee and the investment manager and shall meet the following requirements:

(1)

Any investment manager shall be an organization that is either:  (i) registered in good standing as an investment adviser under the Investment Advisers Act of 1940; (ii) a bank, as defined in that Act; or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United states.

(2)

The agreement shall provide that the investment manager may be removed by the Trustee on no more than 30 days written notice.

(3)

The investment manager shall acknowledge that it is a fiduciary with respect to the Plan.

(4)

The agreement with the investment manager shall be consistent with the provisions of the Trust Agreement as in effect from time to time.

(c)

Compensation of Investment Managers.  An investment manager shall be entitled to such reasonable compensation for its services as is mutually agreed to by it and the Trustee, which shall be payable from the Trust Fund at the direction of the Committee.

ARTICLE X

OPERATION AND ADMINISTRATION

10.1

Division of Authority and Responsibility.

(a)

Sponsoring Employer.  The Corporation as Plan Sponsor shall be the “Administrator” of the Plan within the meaning of Section 3(16) of ERISA, and shall be responsible for complying with all of the reporting and disclosure requirements of the Code and ERISA.  In addition, the Corporation shall have exclusive authority to carry out all settlor functions with respect to the Plan including authority to amend or terminate the Plan in accordance with Article XI.

(b)

Committee and Others.  The Committee shall discharge all of the other responsibilities of Plan administrator on behalf of the Corporation.  The Committee and its members are named fiduciaries with full discretionary authority and responsibility to control and manage the operation and administration of the Plan, except that:

(1)

the Trustee has the authority and responsibility specifically assigned to the Trustee in the Plan and in the Trust Agreement;

(2)

the Board of Directors has exclusive authority and responsibility for appointing and removing members of the Committee and for appointing and removing the Trustee; and

(3)

Participants and Beneficiaries shall be “Named Fiduciaries” within the meaning of ERISA Section 402 for purposes of voting Stock allocated to their Accounts in instances where Participants and Beneficiaries are responsible for voting such Stock.

10.2

Committee.

(a)

Appointment of Board Members.  The Committee shall consist of one or more members appointed by the Board of Directors to serve at its pleasure.  The Board of Directors may appoint or remove a member of the Committee at any time, by written notice to such member and all other members.  A member shall file with the Secretary of the Corporation an acceptance of his appointment and may resign by written resignation filed with the Secretary of the Corporation, effective as of a date specified therein, but not earlier than such filing. During any period when there are no appointed members of the Committee, the chief executive officer of the Corporation shall constitute the Committee.  No bond or other security shall be required of any member except as may be required by law.

(b)

Organization of the Committee.  The Committee may designate one of its members as its Chairman and may designate a Secretary and an Assistant Secretary, who may be, but need not be, members. The Committee may authorize one or more of its members, or the Secretary or Assistant Secretary, or any agent, to execute and deliver any instruments or to direct any payment on its behalf. Unless they are members of the Committee, the Secretary and Assistant Secretary shall not be considered Named Fiduciaries with respect to the Plan and shall have no fiduciary responsibilities under the Plan except such as may be delegated to them by the Committee.

(c)

Action by the Committee.  The Committee shall hold meetings upon such notice, at such places, and at such time or times as it may from time to time determine.  A majority of the members then in office shall constitute a quorum for the transaction of business.  All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of those present.  Upon concurrence in writing of a majority of the members then in office, action of the Committee may be taken without a meeting.

(d)

Establishment of Rules.  Subject to the limitations elsewhere contained in the Plan, the Committee shall establish rules for the exercise of the duties imposed on it under the Plan and may, at any time, alter and change such rules and adopt new rules.

(e)

Compensation and Expenses.  Members who are salaried officers or employees of the Corporation or an Affiliate shall serve on the Committee without compensation.  Other members may be paid such reasonable compensation as the Board of Directors of the Corporation shall determine.  All members of the Committee shall be reimbursed for direct expenses properly and actually incurred in the performance of services on the Committee.

(f)

Participation in Plan by Members.  Members of the Committee who are officers or employees of any Corporation may participate in the Plan to the same extent as other Eligible Employees, but no such member shall take part in any discretionary determination directly relating only to his own participation or benefits.

10.3

Authority of Committee.

(a)

In General.  The Committee shall have full authority for the control and management of the operation and administration of the Plan and, in addition to the specific authority set forth in this document and in the Trust Agreement, shall have the authority to take all action and to make all decisions and interpretations which shall be necessary or appropriate in order to administer and carry out the provisions of the Plan.

(b)

Plan Interpretation.  The Committee shall interpret the Plan and shall resolve any ambiguities or inconsistencies and shall decide all questions arising in the administration, interpretation and application of the Plan.  Without limitation, the Committee shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

(c)

Discretionary Authority.  The Committee shall have full discretionary authority in making all decisions and determinations required to be made in the administration of the Plan.  Reference to the Committee’s discretion in any other Section of this Plan document is for emphasis only and shall not be construed to imply a limitation of discretionary authority under any other Section.

(d)

Decisions Are Binding.  Subject to the claims procedures described in Section 7.8 and subject to applicable law, any decision of the Committee shall be conclusive and binding upon all Employees, Participants, Beneficiaries, and all other persons having or claiming any interest under the Plan.

10.4

Allocation and Delegation of Responsibilities.

(a)

Allocation Within Committee.  The members of the Committee may allocate any of its responsibilities, including fiduciary responsibilities, among themselves, by resolution approved by all members, or by written instrument executed by all members and filed with the records of the Plan.

(b)

Delegation From Committee.  The Committee may delegate to other persons, including the Corporation or any Affiliate, or any officer or employee of the Corporation or any Affiliate, any of its responsibilities, including fiduciary responsibilities, by resolution approved by a majority of members, or by an instrument executed by a majority of members and filed with the records of the Plan.  Written notice of the delegation shall be given to the person or other party to whom such responsibility is delegated.

(c)

Additional Requirements.  Any allocation of fiduciary responsibilities, or delegation of fiduciary or other responsibilities, shall be exercised in a reasonable manner taking into account the discretionary or ministerial nature of the responsibility allocated or delegated.

(d)

Limitation of Responsibility for Co-fiduciaries.  A member of the Committee to whom a fiduciary responsibility has been allocated, and each person to whom the Committee has delegated fiduciary or other responsibilities, shall act severally, without responsibility for the acts of other fiduciaries, except as otherwise provided by applicable law.

10.5

Multiple Fiduciary Capacities.  Any person or group of persons, including the members of the Committee, may serve in more than one fiduciary capacity with respect to the administration of the Plan and without regard to whether he is an officer, director, employee, agent or other representative of the Corporation or of any Affiliate.

10.6

Employment of Advisers.  The Committee and its members and, with the approval of the Committee, any person to whom the Committee has delegated fiduciary responsibilities, may employ one or more actuaries, accountants, legal counsel and other advisors as it or he shall reasonably deem necessary for the control and management of the operation and administration of the Plan or to render advice with regard to its or his responsibility under the Plan. The fees of such advisors shall be paid in accordance with Section 10.9.

10.7

Records and Reports.  The Committee shall keep such records and accounts as it deems appropriate in the control and management of the operation and administration of the Plan.  The Committee shall report from time to time to the Board of Directors, or its designee, on any and all aspects of the control, management, operation and administration of the Plan, and shall report on such matters whenever directed to do so.

10.8

Protection of Committee and Others.

(a)

Limitation of Liability.  In the administration and operation of the Plan, neither the Committee, nor any member thereof, nor the Corporation, nor the Bank, nor any Affiliate, nor any director, officer or employee of any of them, shall be liable for any action or failure to act, except for its or his own willful and intentional misconduct or its or his own breach of fiduciary responsibility.

(b)

Indemnification.  To the extent permitted under applicable law and the governing instruments of the Corporation, the Corporation and the Bank shall indemnify the members of the Committee and any director, officer or employee of the Corporation or the Bank or any Affiliate, and each of them, and save all such persons, and each of them, harmless from any loss, cost or expense for their acts and conduct in administering and operating the Plan, except to the extent such loss, cost or expense results from their own willful and intentional misconduct.

10.9

Administration Expenses.  All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Fund, subject to the prohibition against payment of compensation from the Trust Fund to the Corporation, the Bank or any Affiliate or to any officer or employee of the Corporation, the Bank or an Affiliate. Reasonable expenses of administering the Plan include, but are not limited to, user fees imposed with respect to the Plan by the Internal Revenue Service, and fees payable to accountants, appraisers, attorneys and consultants for services related to Plan administration. The Corporation may, however, determine that all or any portion of such expenses shall be paid by the Corporation, the Bank or any Affiliate.

10.10

Bonding.  To the extent required under Section 412 of ERISA, the Corporation shall secure fidelity bonding for every fiduciary of the Plan and every other person who handles funds or other property of the Plan.

ARTICLE XI

AMENDMENT AND TERMINATION

11.1

Amendment.  The Corporation and the Bank, acting through their Boards of Directors, shall have the right at any time and from time to time to modify or amend the Plan in any manner, prospectively or retroactively, by written instrument executed pursuant to its authorization, subject to the limitations in Section 11.2.

11.2

Limitations on Amendment.  No modification or amendment of the Plan shall be made which would:

(a)

make it possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than the exclusive benefit of Participants or Beneficiaries, including defraying the reasonable expenses of administering the Plan and Trust;

(b)

eliminate or reduce any benefit protected under Section 411(d)(6) of the Code and the Treasury Regulations thereunder, except as may be permitted in such regulations; or

(c)

increase the duties or liabilities of the Trustee or affect its fee for services hereunder, unless the Trustee consents thereto in writing.

11.3

Termination of Plan.

(a)

Authority to Terminate Plan.  The Corporation, acting through the Board of Directors, shall have the right to terminate the Plan in whole or part at any time, or to permanently discontinue contributions thereto, by written instrument executed pursuant to its authorization.

(b)

Immediate Vesting of Affected Participants.  If the Plan is terminated, or partially terminated, or if contributions thereto are permanently discontinued, whether by action of the Board of Directors or otherwise, each Participant or, in the case of a partial termination, each Participant affected thereby (including a terminated Participant in respect of amounts not previously forfeited by him) shall thereupon be fully and nonforfeitably vested in his Account Balance.

(c)

Distribution of Account Balances.  In the event of termination of the Plan, Account Balances shall be distributed at such time and in such manner as the Committee shall determine in accordance with the terms of the Plan and applicable law.

ARTICLE XII

PARTICIPATION BY AFFILIATES

12.1

Participation by Affiliates.

(a)

Adoption of the Plan.  Any Affiliate that is not an Employer may adopt the Plan by action of its board of directors and thereby become an Employer. Adoption of the Plan shall constitute an agreement by the Affiliate to observe all of the terms of the Plan and Trust Agreement, as then in effect and as subsequently amended, and to make such contributions to the Trust Fund and to pay such expenses related to the Plan as may be determined by the Corporation.

(b)

Approval of Corporation.  Adoption of the Plan by any Affiliate shall be subject to the approval of the Corporation, shall become effective as of the date determined by the Corporation, and shall be subject to such special terms and conditions as may be imposed by the Corporation. Any such special terms or conditions shall be set forth in a schedule attached to the Plan.

(c)

Participation by Employees.  Employees of an Affiliate that adopts the Plan shall commence participation in the Plan on the date provided under Section 2.1, or such other date as may be determined by the Corporation, and shall be credited with such pre-participation service (if any) as may be determined by the Corporation.

12.2

Termination of Participation.

(a)

In General.  An Affiliate may terminate its participation in the Plan at any time by action of its board of directors. In addition, the Corporation may terminate an Affiliate’s participation in the Plan at any time.  An Affiliate shall automatically terminate its participation in the Plan if it ceases to be an Affiliate.

(b)

Contributions.  In the event that participation in the Plan by an Affiliate terminates, all contributions theretofore made by the Affiliate shall remain the sole property of the Trustee for the use of the Plan.

(c)

Rights Of Affected Participants.  Each Participant who ceases to be an Eligible Employee by reason of the termination of an Affiliate’s participation in the Plan:

(1)

shall remain subject to all provisions of the Plan including, without limitation, provisions governing the crediting of Service, eligibility for benefits and the time and manner of payment of benefits, and

(2)

shall be subject to such special provisions, such as accelerated vesting, as may be determined by the Committee and set forth in a schedule attached to the Plan.

12.3

Asset or Stock Acquisitions, Mergers and Similar Transactions.

Employees   who became employees as the result of a Section 410(b)(6)(C) transaction will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction.

ARTICLE XIII

LIMITATION ON ANNUAL ADDITIONS

13.1

Summary.  For any Limitation Year, the total contributions allocated to the Accounts of any Participant for a Limitation Year, with respect to the Bank and all Affiliates, may not exceed the Limitation on Annual Additions in Section 13.4.  If the Participant receives contributions and/or benefits under more than one qualified plan of the Bank (and all Affiliates), all such contributions and benefits must be taken into account in applying this limitation.  The rules applying this limitation are set forth in detail in the subsequent Sections of this Article XIII.

13.2

Definitions and Rules of Interpretation.  Solely for purposes of this Article XIII, the following definitions and rules of interpretation shall apply:

(a)

 “Annual Addition” means, with respect to a Participant, the sum for any Limitation Year of:

(1)

employer contributions allocated to the account of the Participant under all plans subject to Code Section 415(c) maintained by the Section 415 Employer (but see the special rule at Section 13.2(j) concerning contributions under the Plan used to make payments on Exempt Loans);

(2)

Participant contributions allocated after December 31, 1986, to the account of the Participant under all such plans and 50 percent of such contributions allocated before January 1, 1987, but not including rollover contributions;

(3)

forfeitures allocated to the account of the Participant under all such plans (but see the special rule at Section 13.3(b) concerning Forfeitures of Exempt Loan Stock);

(4)

amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(l)(2)) of the Participant which is part of a pension or annuity plan maintained by the Section 415 Employer; and

(5)

amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of the Participant under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Section 415 Employer, but only if the Participant is a key employee (as defined in Code Section 419A(d)(3)).

Notwithstanding any provision of the Plan, “Annual Addition” shall include and exclude amounts consistent with Code Section 415 and the Treasury Regulations thereunder.

(b)

 “Defined Contribution Plan” means a pension plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant’s account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to that participant’s accounts.

(c)

 “Defined Benefit Plan” means any pension plan which is not a Defined Contribution Plan; however, in the case of a Defined Benefit Plan which provides a benefit which is based partly on the balance of the separate account of a participant, that plan shall be treated as a Defined Contribution Plan to the extent benefits are based on the separate account of a participant and as a Defined Benefit Plan with respect to the remaining portion of the benefits under the plan.

(d)

 “Section 415 Employer” includes:

(1)

any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) which includes the Corporation,

(2)

any trade or business (whether or not incorporated) that is under common control as defined in Code Section 414(c) with the Corporation,

(3)

any member of an affiliated service group as defined in Code Section 4 14(m) that includes the Corporation, and

(4)

any entity required to be included under Code Section 414(o) in accordance with Regulations thereunder. For purposes of applying Code Sections 414(b) and 414(c) in the preceding sentence, the phrase “more than 50 percent” shall be substituted for the phrase “at least 80 percent” each place it appears in Code Section 1563(a)(1).

(e)

 “Limitation Year” means the 12 month period ending March 31.

(f)

 “Maximum Dollar Amount” means, for any Limitation Year, $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code.

(g)

 “Projected Annual Benefit’ means the annual benefit to which a Participant would be entitled under a Defined Benefit Plan on the assumption that he continues employment until his normal retirement age (or current date if that is later), that his Section 415 Compensation continues at the same rate as in effect for the Limitation Year under consideration until his normal retirement age (or current date if that is later), and that all other factors used to determine benefits under such Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years.

(h)

 “Section 415 Compensation” means, with respect to a Limitation Year, compensation as defined under Code Section 415(c)(3) and the Treasury Regulations thereunder  for the Limitation Year.

Effective April 1, 1989, Section 415 Compensation shall be limited to $200,000 (subject to annual adjustment) in accordance with Code Section 401(a)(17).  Effective April 1, 1994, Section 415 Compensation shall be limited to $150,000 (subject to annual adjustment) in accordance with Code Section 401(a)(17).

The annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code.  Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period).  The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Article, compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the employer at the election of the employee and which is not includible in the gross income of the employee by reason of Section 125 or 457.  For Limitation Years beginning on and after January 1, 2001, compensation paid or made available shall include elective amounts not includible in the gross income of an Employee by reason of code Section 132(f)(4).

(i)

Aggregation of Section 415 Employer’s Plans.  For the purpose of this Article XIII, all defined benefit plans (whether terminated or not) ever maintained by the Section 415 Employer shall be treated as one Defined Benefit Plan, and all Defined Contribution Plans (whether terminated or not) ever maintained by the Section 415 Employer shall be treated as one Defined Contribution Plan.

(j)

Special Rule Regarding Annual Additions Under the Plan.  In the event that an Exempt Loan is incurred under the Plan and the Plan fails to meet the requirements of Treasury Regulation §1.415(c)-1(f)(3)(ii): (i) Contributions of cash which are used to make payments of principal and interest on the Exempt Loan shall be deemed allocated to Participants in the manner provided in Section 3.4(b) and, allocated in this manner, shall be deemed to constitute Annual Additions under the Plan (but see Section 13.3(b) concerning treatment of Contributions used to pay interest), and (ii) Exempt Loan Stock released from the Loan Suspense Account and allocated to Participants in accordance with Section 4.3(c) shall not be deemed to constitute Annual Additions.

13.3

Limitation on Annual Additions.

(a)

In General.  The Annual Addition to a Participant’s Accounts for any Limitation Year, when added to the Annual Additions to his accounts for such year under all other Defined Contribution Plans (if any) maintained by the Section 415 Employer, shall not exceed the lesser of: (i) 100 percent of his Section 415 Compensation, or (ii) the Maximum Dollar Amount.  For Limitation Years beginning after December 31, 2001, the compensation limit referred to in this Subsection (a) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) of the Code or Section 419(f)(2) of the Code)  which is otherwise treated as an Annual  Addition.

(b)

Special Exempt Loan Rule.  If no more than one-third of the Contributions to the Plan for a Limitation Year which are deductible under Code Section 404(a)(9) (Contributions used to pay principal and interest on Exempt Loans) are allocated to Participants who are Highly Compensated Employees, the limitation on Annual Additions provided in this Section 13.3 shall not apply to:

(1)

Certain Forfeitures.  Forfeitures of Stock if such Stock was acquired with the proceeds of an Exempt Loan (within the meaning of Code Section 404(a)(9)(A)), or

(2)

Certain Interest Payments.  Contributions to the Plan which are deductible under Code Section 404(a)(9)(B) (Contributions used to pay interest on Exempt Loans) and charged against the Participant’s Account.

(c)

Increased Maximum Dollar Amount Before 1990.  For Limitation Years beginning before July 13, 1989, the Maximum Dollar Amount may be increased as provided in Section 415(c)(6)(A) of the Code, as then in effect.

13.4

Participation in a Defined Benefit Plan.

(a)

In General.  In the event any Participant is also a Participant in any Defined Benefit Plan maintained by the Section 415 Employer (whether or not such plans have been terminated), then for any Limitation Year beginning before January 1, 2000, the sum of the “Defined Benefit Plan Fraction” (as defined in Section 13.4(b)) and the “Defined Contribution Plan Fraction” (as defined in Section 13.4(c)) shall not exceed 1.0.

(b)

Defined Benefit Plan Fraction.  The Defined Benefit Plan Fraction for any Limitation Year is a fraction:

(1)

the numerator of which is the Projected Annual Benefit of the Participant under such Defined Benefit Plan (determined as of the close of the Limitation Year), and

(2)

the denominator of which is the lesser of--

(A)

125 percent of the limit in effect under Code Section 415(b)(1)(A) for such Limitation Year, or

(B)

140 percent of the limit in effect under Code Section 415(b)(1)(B) which may be taken into account with respect to the Participant for such Limitation Year.

(c)

Defined Contribution Plan Fraction.  The Defined Contribution Plan Fraction for any Limitation Year is a fraction:

(1)

the numerator of which is the sum of the Participant’s Annual Additions as of the close of the Limitation Year, and

(2)

the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each previous Limitation Year of the Participant’s service with the Section 415 Employer--

(A)

125 percent of the dollar limitation in effect under Code Section 415(c)(1)(A) for such Limitation Year (determined without regard to Code Section 415(c)(6)), or

(B)

35 percent of the Participant’s Section 415 Compensation for such Limitation Year.

(d)

Top-Heavy Rule.  For any Limitation Year in which the Plan is a Top-Heavy Plan (as determined under Section 14.3), “100 percent” shall be substituted for “125 percent” in Section 13 .4(b)(2)(A) and Section 13 .4(c)(2)(A), unless an additional minimum benefit is provided in accordance with Code Section 416(h). However, for any Limitation Year in which the Plan is a super Top-Heavy Plan, “100 percent” shall be substituted for “125 percent” in any event.  For purposes of the preceding sentence, a super Top-Heavy Plan is a Top-Heavy Plan determined by substituting “90 percent” for “60 percent” in Section 14.3.

(e)

Limitation of Benefit If the Sum of the Fractions Would Exceed 1.0.  If, in any Limitation Year, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would exceed 1.0, the Committee shall adjust the numerator of the Defined Benefit Plan Fraction so that the sum of both fractions shall not exceed 1.0 for such Limitation Year.  To the extent that the numerator of the Defined Benefit Plan Fraction cannot be adjusted because benefits under the Defined Benefit Plan have been preserved or otherwise, the Committee shall adjust the numerator of the Defined Contribution Plan Fraction so that the sum of both fractions shall not exceed 1.0 for such Limitation Year.

13.5

Adjustment to Reduce Annual Addition.

(a)

Reduction of Allocation Under Plan.  If a Participant is entitled to receive an allocation under this Plan and an allocation or benefit under any other qualified plan of the Section 415 Employer, and the aggregate of all such allocations and benefits would exceed the limitation on Annual Additions for a Limitation Year, then the Participant’s allocations under this Plan for such Limitation Year may be reduced to the extent that such reduction would cause the aggregate of contributions and benefits not to exceed the limitation on Annual Additions for such Limitation Year.  However, the Participant’s allocation under this Plan shall not be reduced if the Section 415 Employer reduces the Participant’s allocation under any other Defined Contribution Plan of the Section 415 Employer and thereby causes the aggregate of contributions and benefits not to exceed the limitation on Annual Additions for such Limitation Year.

(b)

Allocation to Suspense Account.  If the limitation on Annual Additions would be exceeded in any Limitation Year for any Participant as a result of the allocation of Forfeitures under the Plan, reasonable error in estimating the Participant’s Section 415 Compensation, or under such other limited facts and circumstances which the Commissioner of Internal Revenue Service, pursuant to Treasury Regulations, finds justify the availability of this Section 13.5(b), the amount in excess of the limit of this Article XIII shall be placed, unallocated to any Participant, in a “Section 415 Suspense Account”.  If a Section 415 Suspense Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the Section 415 Suspense Account must be allocated to the Participants’ Accounts before any Contributions which would constitute Annual Additions may be made to the Plan for such Limitation Year.  The excess amount allocated pursuant to this Section 13.5(b) shall be used to reduce Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan.  The Section 415 Suspense Account shall not share in the valuation of the Participants’ Accounts, and the earnings attributable to the Section 415 Suspense Account shall be allocated to the Participants’ Accounts as provided in Section 5.2.

13.6

Incorporation of Code Section 415.  Annual Additions shall be limited in accordance with Code Section 415, which is hereby incorporated by reference.  Code Section 415 and the Treasury Regulations thereunder shall override any contrary provision in the Plan.

ARTICLE XIV

TOP-HEAVY PROVISIONS

14.1

Purpose of Article.  The purpose of this Article is to provide stand-by rules that will become applicable if, and only if, the Plan should ever become “Top-Heavy”, as hereinafter defined. It is not anticipated that the Plan will ever become Top-Heavy, and it is not expected these rules will ever become operative.

14.2

Definitions.  Solely for purposes of this Article XIV, the following definitions shall apply:

(a)

 “Section 416 Account Balance” means a Participant’s account balance under a defined contribution plan determined under the terms of that plan and Code Section 416 and regulations thereunder.  A Participant’s Section 416 Account Balance includes any part of the Section 416 Account Balance distributed during the 1-year period ending on the applicable Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code.  In this case of a distribution made for a reason other than separation from service, death, or disability this provision shall be applied by substitution “5-year period” for “1-year period”.  A Participant’s Section 416 Account Balance shall also include any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

(b)

 “Determination Date” means, with respect to any qualified plan, the last day of the preceding plan year of such plan, except that, for the first plan year of such plan, it means the last day of such first plan year.

(c)

 “Key Employee” means any person who is an Employee or former Employee (including any deceased Employee) of the Section 416 Employer within the meaning of Code Section 416(i) and regulations thereunder, or a Beneficiary of such person, who, at any time during the Plan Year that includes the Determination Date, is or was one of the following:

(1)

Officers.  An officer of the Section 416 Employer having annual Section 416 Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002).  For any such Plan Year, there shall be treated as officers no more than the lesser of 50 Employees or 10 percent of the Employees or, if greater than 10 percent, three Employees. For this purpose, officers with the highest annual Section 416 Compensation shall be selected.

(2)

5 Percent Owners.  A person who owns (or is considered to own under Code Section 318 as modified by Code Section 4 16(i)) more than 5 percent of the outstanding stock, or stock possessing more than 5 percent of the combined total voting power of all stock, of the Section 416 Employer.

(3)

1 Percent Owners Who Earn Over $150,000.  A person who owns (or is considered to own under Code Section 318 as modified by Section 416(i) of such Code) more than 1 percent of the outstanding stock, or stock possessing more than 1 percent of the combined total voting power of all stock, of the Section 416 Employer and receives annual Section 416 Compensation of more than $150,000.

The determination of who is a Key Employee will be made in accordance with Section  416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(d)

 “Non-Key Employee” means any person who is an Employee or former Employee of the Section 416 Employer and is not a Key Employee or a former Key Employee.

(e)

 “Permissive Aggregation Group” means the Required Aggregation Group plus any other plan or plans of the Section 416 Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code.

(f)

 “Required Aggregation Group” means (i) each qualified plan of the Section 416 Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Section 416 Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) and 410(b) of the Code.

(g)

 “Present Value” of a Section 416 Accrued Benefit means for any plan year the actuarial present value of the Section 416 Accrued Benefit under the defined benefit plan expressed as a benefit commencing at normal retirement age (or attained age, if later) determined on the basis of the actuarial assumptions set forth in that plan.

(h)

 “Section 416 Accrued Benefit” means a Participant’s accrued benefit under a defined benefit plan determined under the terms of that plan and Code Section 416 and regulations thereunder.  A Participant’s Section 416 Accrued Benefit includes any part of the Section 416 Accrued Benefit distributed during the 1-year period ending on the applicable Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code.  In this case of a distribution made for a reason other than separation from service, death, or disability this provision shall be applied by substitution “5-year period” for “1-year period”.  A Participant’s Section 416 Accrued Benefit shall also include any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code Section 416 and the regulations thereunder  The Section 416 Accrued Benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Section 415 Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

(i)

 “Section 416 Compensation” means compensation within the meaning of Section 415(c)(3) of the Code.

(j)

“Section 416 Employer” includes:

(1)

any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) that includes the Corporation,

(2)

any trades or businesses (whether or not incorporated) that are under common control as defined in Code Section 414(c) that include the Corporation,

(3)

any member of an affiliated service group as defined in Code Section 414(m) that includes the Corporation, and

(4)

any entity required to be included under Code Section 414(o) in accordance with regulations thereunder.

(k)

 “Top-Heavy Plan” has the meaning set forth in Section 14.3.

(l)

“Top-Heavy Ratio” has the meaning set forth in Section 14.4.

14.3

Top-Heavy Plan.  The Plan is a Top-Heavy Plan for any Plan Year if any of the following conditions exist:

(a)

Top-Heavy Plan.  The Top-Heavy Ratio for the Plan exceeds 60 percent, and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

(b)

Top-Heavy Required Aggregation Group.  The Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent.

(c)

Top-Heavy Permissive Aggregation Group.  The Plan is part of a Permissive Aggregation Group and the Top-Heavy Ratios for the Plan, any Required Aggregation Group of which it is part, and the Permissive Aggregation Group all exceed 60 percent.

14.4

Top Heavy Ratio.

(a)

Section 416 Employer Maintains No Defined Benefit Plan.  If the Section 416 Employer has not maintained any defined benefit plan that had a Section 416 Accrued Benefit during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction:

(1)

the numerator of which is the total Section 416 Account Balances under the defined contribution plan or plans for all Key Employees as of the applicable Determination Date(s), and

(2)

the denominator of which is the total Section 416 Account Balances under the defined contribution plan or plans for all Key Employees and Non-Key Employees as of the applicable Determination Date(s), both computed in accordance with Code Section 416 and regulations thereunder.

(b)

Section 416 Employer Maintains a Defined Benefit Plan.  If the Section 416 Employer has maintained one or more defined benefit plans that had Section 416 Accrued Benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for the Required or Permissive Aggregation Group, as appropriate, is a fraction:

(1)

the numerator of which is the sum of (i) the Section 416 Account Balances under the aggregated defined contribution plan or plans, and (ii) the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the applicable Determination Dates, and

(2)

the denominator of which is the sum of (i) the Section 416 Account Balances under the aggregated defined contribution plan or plans, and (ii) the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees and Non-Key Employees, as of the applicable Determination Dates, all determined in accordance with Code Section 416 and the regulations thereunder.

(c)

Rules Governing Section 416 Accrued Benefits and Section 416 Account Balances. For purposes of Section 14.4(a) and Section 14.4(b):

(1)

The value of Section 416 Account Balances and the Present Value of Section 416 Accrued Benefits shall be determined as of the most recent Valuation Dates that fall within the 12-month periods ending with the applicable Determination Dates, except as provided under Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

(2)

The Section 416 Account Balances and Section 416 Accrued Benefit of a Participant who (i) is not a Key Employee but was a Key Employee in a previous year, or (ii) has not been credited with at least one Hour of Service at any time during the 1-year period ending on the Determination Date, will be disregarded.

(3)

The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with Code Section 416 and the regulations thereunder.

(4)

Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio.

(5)

When aggregating plans, the value of Section 416 Account Balances and Section 416 Accrued Benefits will be calculated with reference to the Determination Dates of the respective plans that fall within the same calendar year as the Determination Date for this Plan.

14.5

Application of Top-Heavy Rules.  Notwithstanding anything herein to the contrary, the following rules shall apply for any Plan Year in which the Plan is a Top-Heavy Plan:

(a)

Minimum Vesting.  A Participant’s vested interest in his Accrued Benefit under the Plan shall be determined under Section 14.6.

(b)

Minimum Benefit.  Each Participant who is a Non-Key Employee shall receive a minimum allocation determined under Section 14.7.

(c)

Limitation on Benefits.  The dollar limitations taken into account under Code Section 415(e) shall be adjusted as provided in Section 13.4(d).

(d)

Limitation on Compensation.  For Plan Years beginning prior to January 1, 1989, the Plan shall provide the special Compensation limitations of Code Section 416(d).

14.6

Minimum Vesting.  For each Plan Year in which the Plan is a Top-Heavy Plan, a Participant who has at least one Hour of Service after the Plan becomes a Top-Heavy Plan shall have a vested interest in his Account determined in accordance with the following vesting schedule:

Years of Eligibility Service

Vested Interest

1

0%

2

0%

3 or more

100%

If the Plan ceases to be a Top-Heavy Plan, the above vesting schedule shall no longer apply; provided, however, that no Participant shall be subject to a reduction in his vested interest.

14.7

Minimum Benefits.

(a)

Accrual Under Defined Benefit Plan.  It is contemplated that each Participant who is a Non-Key Employee and who participates in a defined benefit plan of the Section 416 Employer will accrue a minimum benefit under the top-heavy minimum benefit accrual provisions of the defined benefit plan of the Section 416 Employer.

(b)

Failure To Accrue Under Defined Benefit Plan.  In the case of each Participant who is a Non-Key Employee and who does not participate in any defined benefit plan of the Section 416 Employer, or who does not accrue a minimum benefit under the top-heavy minimum benefit provisions of such plan, and is employed by the Section 416 Employer on the last day of the Plan Year, the Section 416 Employer shall provide an allocation under this Plan (or under another defined contribution plan) equal to 3 percent of the Participant’s Section 416 Compensation for the Plan Year (the “Minimum Allocation”),  less the aggregate allocations made on his behalf under this Plan and all other defined contribution plans of the Section 416 Employer for the Plan Year.  The minimum allocation is determined without regard to any social security contribution and shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation because of (i) the Participant’s failure to complete 1,000 Hours of Service (or any equivalent provided in the plan), or (ii) compensation less than a stated amount.  This provision shall not apply to any Participant who was not employed by the Section 416 Employer on the last day of the Plan Year.

Employer matching contributions made under a defined contribution plan shall be taken into account for purposes of satisfying the Minimum Allocation requirements of this  Section.  Employer matching contributions that are used to satisfy the Minimum Allocation requirements of this  Section shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

(c)

Nonduplication of Benefits.  A Non-Key Employee’s minimum allocation under this Section 14.7 for a Plan Year shall be reduced by any minimum allocation he receives for such year under another Top-Heavy defined contribution plan maintained by his Employer or an Affiliate.  An Employee shall not receive such minimum allocation if he also receives, in such year, a minimum benefit (within the meaning of Section 416(c)(1) of the Code) under a Top-Heavy defined benefit plan maintained by the Section 416 Employer or an Affiliate.  Notwithstanding the preceding sentence, if such other defined benefit plan does not provide a minimum benefit, each Non-Key Employee covered under this Plan and such other plan shall receive a minimum allocation under this Section 14.7 of at least 5 percent of his Section 415 Compensation for the Plan Year.

ARTICLE XV

MISCELLANEOUS

15.1

Plan Not a Contract of Employment.  The Plan shall not be deemed to constitute a contract of employment between the Corporation, the Bank or any Affiliate and any person, or be a consideration for, or an inducement for, the employment of any person by the Corporation, the Bank or any Affiliate. Nothing contained in the Plan shall be deemed to give any person the right to be retained in service or to interfere with the right of the Corporation, the Bank or any Affiliate to discharge any Employee at any time without regard to the effect which such discharge shall have upon his rights, if any, under the Plan.

15.2

Benefits Payable Only from Plan Assets.  All rights of Participants and Beneficiaries shall be enforceable only against the Trust Fund held by the Trustee, and no such person shall have any claim against the Corporation, the Bank or any Affiliate.

15.3

Provisions of Plan Binding on All Persons.  The Plan, including the Trust Agreement, and each and every provision hereof and of the Trust Agreement, and any amendment or modification hereof or of the Trust Agreement, shall be binding upon all Employees, Participants and their spouses and Beneficiaries hereunder and all other persons having or claiming to have any interest of any kind or nature in or under the Plan, and upon their respective heirs, executors, administrators, successors and assigns.

15.4

Non-Alienation of Benefits.  Except as required by the provisions of a Qualified Domestic Relations Order, or as otherwise required by law, a Participant’s or Beneficiary’s interest in the Plan and Trust  shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such interest shall be void; and such interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person who shall be entitled thereto, nor shall it be subject to attachment or legal process for or against such person.

15.5

Limitations on Merger, Consolidation, etc.  The Plan shall not be merged or consolidated with, nor shall any of its assets or liabilities be transferred to, any other plan unless each participant in the surviving or transferee plan would, if such plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the plan in which he was a participant had then terminated.

15.6

Construction.  The Plan is intended to qualify under Sections 401(a) of the Code and shall be construed in accordance with such intention. No person shall be entitled to require the Plan to provide any benefit or take or refrain from taking any action which the Committee in its judgment believes would be likely to cause the Plan to fail to so qualify.

15.7

Headings.  Headings of Articles, Sections, Subsections and paragraphs are inserted for convenience of reference; they are not part of the Plan and shall not be considered in construing it.

15.8

Governing Law.  The Plan and Trust shall be construed, administered and enforced according to the laws of the State of New York to the extent such laws are not inconsistent with or preempted by ERISA.

IN WITNESS WHEREOF, the Corporation and Bank have caused this Amendment and Restatement to be executed by its duly authorized officers this 13th day of August , 2008.

CANANDAIGUA NATIONAL

THE CANANDAIGUA NATIONAL

CORPORATION

BANK AND TRUST COMPANY

By: s/s George W. Hamlin, IV

By:_ s/s George W. Hamlin, IV

Name:_ George W. Hamlin, IV _______

Name: :_ George W. Hamlin, IV _______

Title:__ President and CEO___________

Title:__ President and CEO___________

AMENDMENT

to

THE CANANDAIGUA NATIONAL BANK AND TRUST COMPANY

EMPLOYEE STOCK OWNERSHIP PLAN

Effective January 1, 1988, Canandaigua National Corporation (the “Corporation”) established The Canandaigua National Bank and Trust Company Employee Stock Ownership Plan (the “Plan”) for the benefit of employees of its wholly owned subsidiary, The Canandaigua National Bank and Trust Company (the “Bank”).  The Plan is designed to invest primarily in common stock of the Corporation, and is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986 and an eligible individual account plan within the meaning of Section 407(d)(3) of the Employee Retirement Income Security Act of 1974.

The Plan (as amended and restated effective January 1, 2008) is hereby further amended, effective January 1, 2009, as follows:

1.

Section 1.6 is amended to read as follows:

1.6

“Annual Earnings” means wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) paid to an Employee during a Plan Year by the Bank or an Affiliate, adjusted as follows:

(a)

any rules under Code Section 3401 that limit the remuneration included in wages based on the nature or location of the employment or the services performed are disregard for purposes of determining Annual Earnings;

(b)

Annual Earnings shall include amounts that would be included in wages but for an election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b);

(c)

notwithstanding the above: (i) Annual Earnings shall exclude  reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than deferred compensation described in Subsection (b) above), and welfare benefits; and (ii) the total of bonuses, commissions and incentive pay awards paid during a Plan Year to a Highly Compensated Employee, and taken into account as Annual Earnings, shall be limited to an amount (if any) which, when added to his other Annual Earnings, does not cause  his total Annual Earnings for that Plan Year to exceed (or does not add to the amount by which his Annual Earning for that Plan Year exceed) the dollar amount specified in Code §414(q)(1) for the preceding Plan Year (as adjusted by the Secretary of the Treasury for cost of living increases).

2.

The following Schedule A is added at the end of the Plan to list each Affiliate which, with the approval of the Corporation, has adopted the Plan and whose Employees may become Participants in accordance with the participation rules in Article II, effective January 1, 2009.

SCHEDULE A

AFFILIATES PARTICIPATING IN PLAN

CNB Operating Subsidiary No. 1, Inc. (effective January 1, 2009)

Genesee Valley Trust Company (effective January 1, 2009)

Home Town Funding, Inc. (effective January 1, 2009)

IN WITNESS WHEREOF, the Corporation and the Bank have caused this Amendment to be executed by their duly authorized officers, and CNB Operating Subsidiary No. 1, Inc., Genesee Valley Trust Company, and Home Town Funding, Inc., by causing their duly authorized officers to also sign this Amendment, acknowledge their adoption of the Plan effective January 1, 2009.

CANANDAIGUA NATIONAL

THE CANANDAIGUA NATIONAL

CORPORATION

BANK AND TRUST COMPANY

By: s/s George W. Hamlin, IV

By:  s/s George W. Hamlin, IV

Name: _ George W. Hamlin, IV ___

Name: _ George W. Hamlin, IV ___

Title: __ President and CEO ______

Title: __ President and CEO ______

Date: _   November 12, 2008______

Date: _   November 12, 2008______

GENESEE VALLEY TRUST COMPANY

CNB OPERATING SUBSIDIARY NO. 1, INC.

By: s/s George W. Hamlin, IV

By:  s/s George W. Hamlin, IV

Name: _ George W. Hamlin, IV ___

Name: _ George W. Hamlin, IV ___

Title: __ President and CEO ______

Title: __ President and CEO ______

Date: _   November 12, 2008______

Date: _   November 12, 2008______

HOME TOWN FUNDING, INC.

By:  s/s George W. Hamlin, IV

Name: _ George W. Hamlin, IV ___

Title: __ President and CEO ______

Date: _   November 12, 2008______

AMENDMENT

to

THE CANANDAIGUA NATIONAL BANK AND TRUST COMPANY

EMPLOYEE STOCK OWNERSHIP PLAN

Effective January 1, 1988, Canandaigua National Corporation (the “Corporation”) established The Canandaigua National Bank and Trust Company Employee Stock Ownership Plan (the “Plan”) for the benefit of employees of its wholly owned subsidiary, The Canandaigua National Bank and Trust Company (the “Bank”).  The Plan is designed to invest primarily in common stock of the Corporation, and is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986 and an eligible individual account plan within the meaning of Section 407(d)(3) of the Employee Retirement Income Security Act of 1974.

The Plan (as amended and restated effective January 1, 2008) is hereby further amended, as follows:

1.

Effective January 1, 2007, Section 7.4(a)(1) of the Plan is amended to read as follows:

(1)

“Eligible Rollover Distribution.”  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and hardship distributions as described in Code Sections 401(k)(2)(B)(i)(IV) which are attributable to the Participant’s elective contributions under Treasury Regulation 1.401(k)-1(d)(2)(ii).  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.  Furthermore, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

2.

Effective January 1, 2008, the following Subsection (5) is added to the end of Section 7.4(a) of the Plan:

(5)

Direct Rollover to Roth IRA.

 After December 31, 2007, a Distributee may also elect to have an Eligible Rollover Distribution paid in the form of a Direct Rollover to a Roth IRA described in section 408A(b) of the Code.

CANANDAIGUA NATIONAL

THE CANANDAIGUA NATIONAL

CORPORATION

BANK AND TRUST COMPANY

By: /s/ George W. Hamlin, IV

By: /s/ George W. Hamlin, IV

Name: _George W. Hamlin, IV_____

Name: _ George W. Hamlin, IV_____

Print

Print

Title: _President and CEO

Title: President and CEO

Date: _October 28, 2009____________

Date: October 28, 2009____________